As filed with the Securities and Exchange Commission on May 25, 2007
                                                     1933 Act File No. 333-
                                                     1940 Act File No. 811-22070

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933 [X]
                           PRE-EFFECTIVE AMENDMENT NO. [ ]
                          POST-EFFECTIVE AMENDMENT NO. [ ]

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940 [X]
                                  AMENDMENT NO.       [ ]
                                       |-|
                        (CHECK APPROPRIATE BOX OR BOXES)

                          MAN DUAL ABSOLUTE RETURN FUND
                          -----------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

               123 N. WACKER DRIVE, 28TH FLOOR, CHICAGO, IL 60606
               --------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 838-0232
        -----------------------------------------------------------------

                                  STEVEN ZORIC
               123 N. WACKER DRIVE, 28TH FLOOR, CHICAGO, IL 60606
               --------------------------------------------------
                     NAME AND ADDRESS (OF AGENT FOR SERVICE)

                          COPIES OF COMMUNICATIONS TO:

                              MARK P. GOSHKO, ESQ.
                              GEORGE ZORNADA, ESQ.
                 KIRKPATRICK & LOCKHART PRESTON GATES ELLIS LLP
                          STATE STREET FINANCIAL CENTER
                               ONE LINCOLN STREET
                           BOSTON, MASSACHUSETTS 02111

                              JOSEPH A. HALL, ESQ.
                             DAVIS POLK & WARDWELL
                              450 LEXINGTON AVENUE
                               NEW YORK, NY 10017

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box): [ ] when declared effective pursuant to Section 8(c)

                                 CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

================================================================================================================================
                                                                    PROPOSED            PROPOSED
                                              AMOUNT BEING          MAXIMUM              MAXIMUM             AMOUNT OF
                                               REGISTERED           OFFERING            AGGREGATE        REGISTRATION FEES
  TITLE OF SECURITIES BEING                       (1)            PRICE PER UNIT      OFFERING PRICE            (1)(2)
          REGISTERED                                                   (1)                 (1)
------------------------------------------ ------------------- ------------------- -------------------- ------------------------
Common Shares of Beneficial Interest,
$0.01 par value per share                        50,000              $20.00            $1,000,000              $30.70

================================================================================================================================

(1) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2) Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

                             ------------------------------------



     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.


PRELIMINARY PROSPECTUS (Subject to Completion)

ISSUED MAY 25, 2007

                                     SHARES
                          MAN DUAL ABSOLUTE RETURN FUND
                                  COMMON SHARES
                                 ---------------

MAN DUAL ABSOLUTE RETURN FUND (THE "FUND") IS OFFERING COMMON SHARES OF BENEFICIAL INTEREST ("COMMON SHARES"). THIS IS THE INITIAL PUBLIC OFFERING OF THE FUND'S COMMON SHARES AND NO PUBLIC MARKET EXISTS FOR ITS COMMON SHARES.

INVESTMENT OBJECTIVE. THE FUND IS A NEWLY ORGANIZED, NON-DIVERSIFIED, CLOSED-END MANAGEMENT INVESTMENT COMPANY. THE FUND'S PRIMARY INVESTMENT OBJECTIVE IS TO SEEK A HIGH LEVEL OF RISK-ADJUSTED RETURNS AND DELIVER COMPETITIVE INCOME AND CAPITAL GROWTH. IN PURSUING ITS OBJECTIVE THE FUND WILL INVEST IN A BROAD PORTFOLIO OF U.S. EQUITY SECURITIES IN AN EFFORT TO GENERATE A POSITIVE RETURN WITH MINIMAL CORRELATION TO THE RETURNS OF MAJOR GLOBAL EQUITY AND BOND MARKET INDICES. THE FUND ALSO WILL PURSUE ITS INVESTMENT OBJECTIVE IN PART THROUGH A MANAGED FUTURES PROGRAM. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS OBJECTIVE.

PORTFOLIO MANAGEMENT STRATEGIES. UNDER NORMAL MARKET CONDITIONS, THE FUND'S INVESTMENT PROGRAM WILL CONSIST PRIMARILY OF (1) A U.S. QUANTITATIVE LONG/SHORT EQUITY STRATEGY DESIGNED TO SEEK POSITIVE RETURNS THAT ARE MINIMALLY CORRELATED WITH THE RETURNS OF MAJOR GLOBAL EQUITY AND BOND MARKET INDICES (THE "U.S. QLS STRATEGY"), AND (2) AS A LIMITED COMPONENT, A MANAGED FUTURES PROGRAM CALLED AHL CORE (THE "AHL FUTURES STRATEGY"). (CONTINUED ON FOLLOWING PAGE)

NO PRIOR HISTORY. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES HAVE NO HISTORY OF PUBLIC TRADING. SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT TO THEIR NET ASSET VALUE. THIS RISK MAY BE GREATER FOR INVESTORS EXPECTING TO SELL THEIR COMMON SHARES IN A RELATIVELY SHORT PERIOD AFTER COMPLETION OF THIS PUBLIC OFFERING. THE FUND INTENDS TO APPLY TO LIST ITS COMMON SHARES ON THE NEW YORK STOCK EXCHANGE UNDER THE SYMBOL "MTY."

INVESTMENT IN THE FUND'S COMMON SHARES INVOLVES SUBSTANTIAL RISKS ARISING FROM THE FUND'S PORTFOLIO MANAGEMENT STRATEGIES AND ITS USE OF LEVERAGE. AN INVESTMENT IN THE FUND IS SPECULATIVE. BEFORE BUYING ANY OF THE FUND'S COMMON SHARES, YOU SHOULD READ THE DISCUSSION OF THE MATERIAL RISKS OF INVESTING IN THE FUND IN "PRINCIPAL RISKS OF THE FUND" BEGINNING ON PAGE [ ] OF THIS PROSPECTUS.

                 ----------------------------------------------------
                                 PRICE $20.00 A SHARE
                 ----------------------------------------------------

                                                    ESTIMATED OFFERING
                 PRICE TO PUBLIC     SALES LOAD          EXPENSES          PROCEEDS TO THE FUND
                -----------------   ------------   --------------------   ----------------------
PER SHARE             $20.00           $0.90               $0.04                  $19.06
TOTAL                    $               $                   $                       $

THE FUND HAS GRANTED THE UNDERWRITERS AN OPTION TO PURCHASE UP TO ADDITIONAL COMMON SHARES AT THE PRICE TO PUBLIC, LESS THE SALES LOAD, WITHIN 45 DAYS OF THE DATE OF THIS PROSPECTUS SOLELY TO COVER OVER-ALLOTMENTS, IF ANY. IF SUCH OPTION IS EXERCISED IN FULL, THE TOTAL PRICE TO THE PUBLIC, SALES LOAD, ESTIMATED OFFERING EXPENSES AND PROCEEDS TO THE FUND WILL BE $ , $ , $ AND $ , RESPECTIVELY. SEE "UNDERWRITERS."

MAN INVESTMENTS (USA) CORP., THE FUND'S INVESTMENT ADVISER, OR AN AFFILIATE, WILL PAY A MARKETING AND STRUCTURING FEE TO MORGAN STANLEY & CO. INCORPORATED CALCULATED AT 1.25% OF THE AGGREGATE PRICE TO PUBLIC OF THE COMMON SHARES SOLD BY MORGAN STANLEY & CO. INCORPORATED, INCLUDING OVER-ALLOTTED SHARES. THIS FEE IS NOT REFLECTED UNDER ESTIMATED OFFERING EXPENSES IN THE TABLE ABOVE. SEE "UNDERWRITERS--ADDITIONAL COMPENSATION TO BE PAID BY THE ADVISER."

THE FUND WILL PAY OFFERING COSTS (OTHER THAN THE SALES LOAD) UP TO AN AGGREGATE OF $0.04 PER COMMON SHARE SOLD IN THIS OFFERING. MAN INVESTMENTS (USA) CORP., OR AN AFFILIATE, HAS AGREED TO PAY (I) ALL ORGANIZATIONAL EXPENSES OF THE FUND AND
(II) SUCH OFFERING EXPENSES OF THE FUND (OTHER THAN THE SALES LOAD) TO THE EXTENT THAT THEY EXCEED $0.04 PER COMMON SHARE. THE AGGREGATE OFFERING EXPENSES (OTHER THAN THE SALES LOAD) CURRENTLY ARE ESTIMATED TO BE $ . PROCEEDS TO THE FUND ARE CALCULATED AFTER EXPENSES.

THE SECURITIES AND EXCHANGE COMMISSION AND STATE SECURITIES REGULATORS HAVE NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE UNDERWRITERS EXPECT TO DELIVER THE COMMON SHARES TO PURCHASERS ON OR ABOUT
       , 2007
                                 MORGAN STANLEY
       , 2007

(CONTINUED FROM PREVIOUS PAGE)

PORTFOLIO CONTENTS. THE FUND INTENDS TO ALLOCATE A LARGE PART OF ITS ASSETS (EXPECTED TO RANGE BETWEEN 80% AND 85% OF TOTAL MANAGED ASSETS (AS DESCRIBED BELOW) UNDER NORMAL MARKET CONDITIONS) TO THE U.S. QLS STRATEGY, WHICH WILL BE MANAGED BY THE FUND'S U.S. QLS STRATEGY SUB-ADVISER, TYKHE CAPITAL LLC ("TYKHE" OR THE "U.S. QLS STRATEGY SUB-ADVISER"). THE U.S. QLS STRATEGY WILL INCLUDE TAKING LONG AND SHORT POSITIONS IN U.S. EQUITY SECURITIES IN AN EFFORT TO GENERATE POSITIVE RETURNS WITH MINIMAL CORRELATION WITH THE RETURNS OF MAJOR GLOBAL EQUITY AND BOND MARKET INDICES. TYKHE'S QUANTITATIVE SYSTEMS ATTEMPT TO IDENTIFY, UTILIZING LARGE AMOUNTS OF PUBLICLY AVAILABLE DATA, SECURITIES THAT IT BELIEVES ARE UNDERVALUED OR OVERVALUED AND TAKE A CORRESPONDING LONG OR SHORT POSITION THEREIN. THERE ARE SUBSTANTIAL RISKS ASSOCIATED WITH THE U.S. QLS STRATEGY. SEE "PRINCIPAL RISKS OF THE FUND".

IN ADDITION, AS A LIMITED COMPONENT OF THE FUND'S PORTFOLIO (EXPECTED TO RANGE BETWEEN 15% AND 20% OF TOTAL MANAGED ASSETS UNDER NORMAL MARKET CONDITIONS), THE FUND WILL INVEST IN THE AHL FUTURES STRATEGY. MAN INVESTMENTS (USA) CORP. ("MAN" OR THE "ADVISER") WILL DIRECT THE FUND'S INVESTMENTS IN THE AHL FUTURES STRATEGY. IN RENDERING INVESTMENT ADVISORY SERVICES, THE ADVISER EXPECTS TO USE THE RESOURCES OF MAN-AHL (USA) LIMITED ("AHL"), AN AFFILIATE OF THE ADVISER. THE AHL FUTURES STRATEGY WILL INVOLVE INVESTING IN A DIVERSIFIED PORTFOLIO OF FUTURES, OPTIONS AND FORWARD CONTRACTS, SWAPS AND OTHER FINANCIAL DERIVATIVE INSTRUMENTS, BOTH EXCHANGE-LISTED AND OVER-THE-COUNTER ("OTC"). THE AHL FUTURES STRATEGY IS QUANTITATIVE AND PRIMARILY DIRECTIONAL (I.E., IT EMPLOYS STATISTICAL MODELS OF MARKET BEHAVIOR IN SEEKING TO IDENTIFY AND TAKE ADVANTAGE OF UPWARD AND DOWNWARD PRICE TRENDS IN THE FUTURES AND FOREIGN EXCHANGE MARKETS). THERE ARE SUBSTANTIAL RISKS ASSOCIATED WITH THE AHL FUTURES STRATEGY. SEE "PRINCIPAL RISKS OF THE FUND."

THE FUND'S STRATEGIES WILL BE BASED UPON AN AMOUNT REPRESENTING UP TO APPROXIMATELY 150% OF THE FUND'S NET ASSETS. UNDER NORMAL MARKET CONDITIONS, THE FUND WILL ALLOCATE APPROXIMATELY 80% TO 85% OF THE FUND'S TOTAL MANAGED ASSETS TO THE U.S. QLS STRATEGY AND APPROXIMATELY 15% TO 20% OF THE FUND'S TOTAL MANAGED ASSETS TO THE AHL FUTURES STRATEGY. TOTAL MANAGED ASSETS REPRESENTS THE TOTAL NET ASSETS OF THE FUND, PLUS AMOUNTS BORROWED IN CONNECTION WITH THE U.S. QLS STRATEGY PLUS THE TRADING LEVEL (DISCUSSED BELOW) OF THE AHL FUTURES STRATEGY. THE TRADING LEVEL OF THE AHL FUTURES STRATEGY IS THE DOLLAR AMOUNT SET BY THE ADVISER AS AVAILABLE FOR TRADING THE AHL FUTURES STRATEGY. THE ADVISER WILL USE THE TRADING LEVEL TO DETERMINE THE NOTIONAL VALUE OF POSITIONS TAKEN PURSUANT TO THE AHL FUTURES STRATEGY. THE TRADING LEVEL WILL CONSIST OF THE AMOUNT THE FUND PLACES WITH A BROKER AS MARGIN FOR POSITIONS WITHIN THE AHL FUTURES STRATEGY PLUS A PORTION OF THE NOTIONAL VALUE OF THESE POSITIONS AND WILL NOT CHANGE AS A RESULT OF DAILY FLUCTUATIONS IN THE AHL FUTURES STRATEGY. AS SUCH, THE TRADING LEVEL WILL ALWAYS BE AN AMOUNT SUBSTANTIALLY LOWER THAN THE NOTIONAL VALUE OF THE POSITIONS TAKEN IN THE AHL FUTURES STRATEGY. THE ADVISER WILL RESET THE TRADING LEVEL MONTHLY BASED ON THE RELATIVE PERFORMANCE OF THE U.S. QLS STRATEGY AND THE AHL FUTURES STRATEGY. THE FUND'S BOARD WILL OVERSEE AND REVIEW THE TRADING LEVEL SET BY THE ADVISER ON A PERIODIC BASIS. THE TRADING LEVEL OF THE AHL FUTURES STRATEGY WILL NOT EXCEED 20% OF THE FUND'S TOTAL MANAGED ASSETS.

FOR EXAMPLE, ASSUMING THE FUND HAS TOTAL NET ASSETS OF $100, THE FUND COULD BORROW $35 (AS DESCRIBED BELOW) AND ALLOCATE $125 DOLLARS TO THE U.S. QLS STRATEGY, AND ALLOCATE THE REMAINING $10 TO THE AHL FUTURES STRATEGY WITH AN INITIAL TRADING LEVEL OF $25. THE FUND'S TOTAL MANAGED ASSETS IN THIS EXAMPLE WOULD BE $150, WITH $125 ALLOCATED TO THE U.S. QLS STRATEGY PLUS THE $25 TRADING LEVEL OF THE FUND'S INVESTMENT THROUGH THE AHL FUTURES STRATEGY.

LEVERAGE. THE FUND MAY BORROW AND/OR ISSUE PREFERRED STOCK OR DEBT SECURITIES TO THE EXTENT PERMITTED BY THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"). THESE PRACTICES ARE KNOWN AS LEVERAGING. DEPENDING ON THE ADVISER'S ASSESSMENT OF MARKET CONDITIONS, THE FUND CURRENTLY ANTICIPATES USING LEVERAGE IN AN AMOUNT UP TO APPROXIMATELY 33 1/3% OF THE FUND'S TOTAL MANAGED ASSETS (INCLUDING THE LEVERAGE PROCEEDS) AND ANTICIPATES INITIALLY LEVERAGING PRINCIPALLY THROUGH BORROWING. LEVERAGE CREATES A GREATER RISK OF LOSS, AS WELL AS A POTENTIAL FOR GREATER INCOME AND CAPITAL APPRECIATION, FOR THE COMMON SHARES THAN IF LEVERAGE IS NOT USED. THE FUND'S LEVERAGING STRATEGY MAY NOT BE SUCCESSFUL. SEE "USE OF LEVERAGE," ON PAGE [ ].

ADVISER AND U.S. QLS STRATEGY SUB-ADVISER. MAN INVESTMENTS (USA) CORP. IS THE FUND'S ADVISER AND IS RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE FUND'S AHL FUTURES STRATEGY AS WELL AS THE ALLOCATION AND OVERSIGHT OF THE U.S. QLS STRATEGY SUB-ADVISER. THE ADVISER IS A DELAWARE CORPORATION AND IS REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") AS AN INVESTMENT ADVISER UNDER THE INVESTMENT ADVISERS ACT OF 1940, AS AMENDED (THE "ADVISERS ACT"). MAN IS ALSO REGISTERED WITH THE COMMODITY FUTURES TRADING COMMISSION (THE "CFTC") AS A COMMODITY POOL OPERATOR AND COMMODITY TRADING ADVISOR AND IS A MEMBER OF THE NATIONAL FUTURES ASSOCIATION (THE "NFA"). MAN MANAGED APPROXIMATELY $[ ] IN ASSETS AS OF [ ], 2007. MAN IS A PART OF THE MAN INVESTMENTS DIVISION OF MAN GROUP PLC, WHICH MANAGED APPROXIMATELY $[ ] BILLION IN ASSETS AS OF [ ], 2007, INCLUDING APPROXIMATELY $[ ] BILLION IN VARIOUS AHL FUTURES TRADING PROGRAMS. TYKHE CAPITAL LLC SERVES AS THE FUND'S U.S. QLS STRATEGY SUB-ADVISER AND IS

RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE PORTION OF THE FUND'S ASSETS DEDICATED TO THE U.S. QLS STRATEGY. TYKHE IS A DELAWARE LIMITED LIABILITY COMPANY AND IS REGISTERED WITH THE SEC AS AN INVESTMENT ADVISER UNDER THE ADVISERS ACT. TYKHE MANAGED APPROXIMATELY $[ ] IN ASSETS AS OF [ ], 2007.

                                 ---------------

PLEASE READ THIS PROSPECTUS CAREFULLY AND THE FUND'S STATEMENT OF ADDITIONAL INFORMATION BEFORE DECIDING WHETHER TO INVEST AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING IN THE FUND. COPIES OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION AND ANNUAL AND SEMI-ANNUAL REPORTS, WHEN AVAILABLE, MAY BE OBTAINED UPON REQUEST, WITHOUT CHARGE, BY CALLING TOLL-FREE 800-XXX-XXXX AND ALSO WILL BE MADE AVAILABLE ON THE FUND'S WEBSITE AT WWW.XXX.COM. YOU MAY ALSO CALL THIS TOLL-FREE TELEPHONE NUMBER TO REQUEST OTHER INFORMATION ABOUT THE FUND OR TO MAKE SHAREHOLDER INQUIRIES. INFORMATION ON, OR ACCESSIBLE THROUGH, THE FUND'S WEBSITE IS NOT A PART OF, AND IS NOT INCORPORATED INTO, THIS PROSPECTUS. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS AN INTERNET WEBSITE (WWW.SEC.GOV) THAT CONTAINS OTHER INFORMATION REGARDING THE FUND.

                                 ---------------

THE FUND'S COMMON SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED BY OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITARY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                TABLE OF CONTENTS

SUMMARY OF FUND EXPENSES......................................................16
THE FUND......................................................................18
USE OF PROCEEDS...............................................................18
INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES.................................18
USE OF LEVERAGE...............................................................24
PRINCIPAL RISKS OF THE FUND...................................................26
MANAGEMENT OF THE FUND........................................................34
NET ASSET VALUE...............................................................38
DIVIDENDS AND DISTRIBUTIONS...................................................39
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN..................................39
DESCRIPTION OF THE SHARES.....................................................42
U.S. FEDERAL INCOME TAX MATTERS...............................................46
UNDERWRITERS..................................................................50
CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT.......................52
LEGAL MATTERS.................................................................52
REPORTS TO SHAREHOLDERS.......................................................52
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................52
ADDITIONAL INFORMATION........................................................52
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION......................54

      No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus as if the Fund had authorized it. The Fund is offering to sell, and seeking offers to buy, common shares only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of common shares. The Fund will amend this prospectus if, during the period that this prospectus is required to be delivered, there are any material changes subsequent to the date of this prospectus.

      UNTIL , 2007 (25 DAYS AFTER THE DATE OF THIS PROSPECTUS), ALL DEALERS THAT BUY, SELL OR TRADE THE COMMON SHARES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                               PROSPECTUS SUMMARY

      THIS is ONLY A SUMMARY. THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S COMMON SHARES. YOU SHOULD REVIEW THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION, ESPECIALLY THE INFORMATION SET FORTH UNDER THE HEADING "INVESTMENT OBJECTIVES AND POLICIES" AND "PRINCIPAL RISKS OF THE FUND."

THE FUND Man Dual Absolute Return Fund is a newly organized, non-diversified, closed-end management investment company. Throughout this prospectus, the Man Dual Absolute Return Fund is referred to simply as the "Fund" or as "we," "us" or "our."

THE OFFERING                 The Fund is offering common shares of beneficial
                             interest, par value $.01 per share, through a group of underwriters led by Morgan Stanley & Co.
                             Incorporated. The common shares of beneficial interest are called "common shares." The underwriters have been granted an option by the Fund to purchase up to an additional common shares solely to cover orders in excess of common shares.
                             The initial public offering price is $20.00 per common share. The minimum purchase in this offering is 100 common shares ($2,000). See "Underwriters."
                             The Fund's investment adviser, Man Investments
                             (USA) Corp. ("Man" or the "Adviser"), or an affiliate, has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales load) that exceed
                             $.04 per common share.

WHO MAY WANT TO INVEST       You should consider your own investment goals, time
                             horizon and risk tolerance before investing in common shares of the Fund. An investment in the Fund's common shares may not be appropriate for all investors and is not intended to be a complete investment program and should be considered speculative. The Fund's common shares may be an appropriate investment for you if you are seeking:

                                  o The opportunity for a high level of total return with minimal correlation with major global equity and bond market indices;

                                  o The potential for competitive income and capital growth;

                                  o    Exposure to U.S. equity markets;

                                  o    Access to experienced portfolio managers;
                                       and

                                  o    A "quantitative" investment approach to
                                       selecting investments.

                             However, keep in mind you will need to assume the risks associated with an investment in the Fund. See "Principal Risks of the Fund."

INVESTMENT OBJECTIVE         The Fund's primary investment objective is to seek
                             a high level of risk-adjusted returns and deliver competitive income and capital growth. In pursuing its objective the Fund will invest in a broad portfolio of U.S. equity securities in an effort to generate a positive return with minimal correlation to the returns of major global equity and bond market indices. The Fund also will pursue its investment objective in part through a managed futures program. There is no assurance that the Fund will achieve its objective.

PRINCIPAL INVESTMENT         The Fund intends to allocate a large part of its
STRATEGIES                   assets (expected to range between 80% and 85% of
                             total managed assets under normal market conditions) to a U.S. quantitative long/short equity strategy designed to seek positive returns that are minimally correlated with the returns of major global equity and bond market indices (the

                             "U.S. QLS Strategy"). In addition, as a limited component of the Fund's portfolio (expected to range between 15% and 20% of total managed assets under normal market conditions), the Fund will invest in a managed futures program called AHL Core (the "AHL Futures Strategy").

                             The U.S. QLS Strategy will be managed by the Fund's U.S. QLS Strategy Sub-Adviser, Tykhe Capital LLC ("Tykhe" or the "U.S. QLS Strategy Sub-Adviser"). Tykhe's quantitative systems attempt to identify, by utilizing large amounts of publicly available data, securities that it believes are undervalued or overvalued and take a corresponding long or short position therein. The U.S. QLS Strategy will include taking long and short positions in U.S. equity securities in approximately equal weighting on an aggregate basis in an effort to generate positive returns without regard to the returns of major global equity and bond market indices. By regulation, the current market value of the securities in which the Fund is short may not exceed the current market value of the Fund's long holdings of liquid securities and other liquid assets. There are substantial risks associated with the U.S. QLS Strategy. See "Principal Risks of the Fund."

                             The Adviser will manage the Fund's investments in the AHL Futures Strategy. The AHL Futures Strategy will involve investing in a diversified portfolio of futures, options and forward contracts, swaps and other financial derivative instruments, both exchange-listed and over-the-counter ("OTC"). The AHL Futures Strategy is quantitative and primarily directional (I.E., it employs statistical models of market behavior in seeking to identify and take advantage of upward and downward price trends in the futures and foreign exchange markets). A portion of the Fund's AHL Futures Strategy will be conducted through a wholly-owned subsidiary of the Fund, organized under the laws of the Cayman Islands (the "Offshore Corporation"). In rendering investment advisory services, the Adviser expects to use the resources of Man-AHL (USA) Limited ("AHL"), an affiliate of the Adviser. There are substantial risks associated with the AHL Futures Strategy. See "Principal Risks of the Fund."

                             The Fund's strategies will be based upon an amount representing up to approximately 150% of the Fund's net assets. Under normal market conditions, the Fund will allocate approximately 80% to 85% of the Fund's total managed assets to the U.S. QLS Strategy and approximately 15% to 20% of the Fund's total managed assets to the AHL Futures Strategy. Total managed assets represents the total net assets of the Fund, plus amounts borrowed in connection with the U.S. QLS Strategy plus the trading level (discussed below) of the AHL Futures Strategy. The trading level of the AHL Futures Strategy is the dollar amount set by the Adviser as available for trading the AHL Futures Strategy. The Adviser will use the trading level to determine the notional value of positions taken pursuant to the AHL Futures Strategy. The trading level will consist of the amount the Fund places with a broker as margin for positions within the AHL Futures Strategy plus a portion of the notional value of these positions and will not change as a result of daily fluctuations in the AHL Futures Strategy. As such, the trading level will always be an amount substantially lower than the notional value of the positions taken in the AHL Futures Strategy. The Adviser will reset the trading level monthly based on the relative performance of the U.S. QLS Strategy and the AHL Futures Strategy. The Fund's Board will oversee and review the trading level set by the Adviser on a periodic basis. The trading level of the AHL Futures Strategy will not exceed 20% of the Fund's total managed assets.For example, assuming the Fund has total net assets of $100, the Fund could borrow $35 (as described below) and allocate $125 dollars to the U.S. QLS Strategy, and allocate the remaining $10 to the AHL Futures Strategy with an initial trading level of $25. The Fund's total managed assets in this example would be $150, with $125 allocated to the U.S. QLS Strategy plus the $25 trading level of the Fund's investment through the AHL Futures Strategy.


USE OF LEVERAGE              The Fund may borrow and/or issue preferred stock or
                             debt securities to the extent permitted by the 1940
                             Act. These practices are known as leveraging.
                             Depending on the Adviser's assessment of market conditions, the Fund currently anticipates using leverage in an amount up to approximately 33 1/3% of the Fund's total managed assets (including the leverage proceeds) and anticipates initially leveraging principally through borrowings. If the net rate of return on the Fund's investments purchased with the leverage proceeds exceeds the interest or dividend rate payable on the leverage, such excess earnings will be available to pay higher dividends to holders of the Fund's common shares (the "common shareholders").

                             The use of leverage creates an opportunity for increased income and capital appreciation for common shareholders, but also involves special risks, including the likelihood of greater volatility in the net asset value and market price of the common shares. During periods in which the Fund is using leverage or allocating to the AHL Futures Strategy, the fees received by the Fund's Adviser will be higher than if leverage had not been used or if the Fund had not allocated to the AHL Futures Strategy because the fees paid will be calculated based on the Fund's total managed assets, which include assets attributable to leverage and to the trading level of the AHL Futures Strategy. The trading level of the AHL Futures Strategy is the dollar amount set by the Adviser as available for trading the AHL Futures Strategy (discussed below). There is no assurance that the Fund will use leverage or, if leverage is used, that it will be successful in achieving the Fund's investment objective. See "Use of Leverage" and "Principal Risks of the Fund -- Leverage Risk."

ADVISER AND U.S. QLS         Man Investments (USA) Corp. ("Man" or the
STRATEGY SUB-ADVISER         "Adviser,") is the Fund's adviser and is
                             responsible for the day-to-day management of the Fund's AHL Futures Strategy as well as the allocation and oversight of the U.S. QLS Strategy
                             Sub-Adviser. The Adviser is a Delaware corporation and is registered with the Securities and Exchange
                             Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940, as amended
                             (the "Advisers Act"). Man is also registered with the Commodity Futures Trading Commission (the
                             "CFTC") as a commodity pool operator and commodity trading advisor and is a member of the National
                             Futures Association (the "NFA"). Man managed approximately $[ ] in assets as of [ ], 2007. Man is a part of the Man Investments Division of Man
                             Group plc, which managed approximately $[ ] billion in assets as of [ ], 2007, including approximately
                             $[ ] billion in various AHL futures trading programs.

                             Tykhe Capital LLC ("Tykhe" or "U.S. QLS Strategy Sub-Adviser") serves as the Fund's U.S. QLS Strategy Sub-Adviser and is responsible for the day-to-day management of a portion of the Fund's portfolio of securities. Tykhe is a Delaware limited liability company and is registered with the SEC as an investment adviser under the Advisers Act. Tykhe managed approximately $[ ] in assets as of [ ], 2007.

                             THE METHOD OF CALCULATING THE ADVISER'S MANAGEMENT FEE IS DIFFERENT FROM THE WAY SOME CLOSED-END INVESTMENT COMPANIES TYPICALLY CALCULATE MANAGEMENT FEES. Traditionally, closed-end investment companies calculate management fees based on a measure of assets that would not include the trading level of the Fund's derivative positions. The Fund's fee is calculated differently because the Fund's leverage strategy is, in part, different from the leverage strategy employed by many other closed-end investment companies. Although the Fund expects to obtain leverage through the use of borrowings, it also expects to make substantial use of derivative contracts in its AHL Futures Strategy for leverage purposes rather than relying exclusively on borrowings or on other traditional forms of leverage used by many closed-end investment companies (such as issuing preferred stock). The Adviser's fee would be lower if its fee was calculated in the more traditional fashion because it would not earn fees on the trading level of the AHL Futures Strategy. As a result, the Adviser will benefit as the Fund incurs indebtedness, issues preferred stock or engages in derivative transactions in its AHL Futures Strategy. See "Management of the Fund -- The Adviser" for an explanation of the method of calculating the management fee and how this method differs from the way closed-end investment companies typically calculate management fees.

DIVIDENDS AND DISTRIBUTIONS  The Fund intends to distribute to common shareholders all or substantially all of its net investment income quarterly and net realized capital gains, if any, at least annually. The Fund expects to declare its initial quarterly dividend within 90 days and to pay its initial quarterly dividend within 120 days after the completion of this offering, depending on market conditions. See "Dividends and Distributions."

                             The Fund has established a dividend reinvestment plan (the "Plan"). Under the Plan, unless a common shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional common shares, either purchased in the open market or newly issued by the Fund if the common shares are trading at or above their net asset value. Common shareholders who intend to hold their common shares through a broker or nominee should contact such broker or nominee regarding the Plan. See "Dividend Reinvestment Plan."

LISTING OF THE COMMON SHARES The Fund intends to apply to list its common shares on the New York Stock Exchange under the symbol "MTY."

RISK CONSIDERATIONS          Risk is inherent in all investing. Therefore,
                             before investing in the common shares you should consider the following risks as well as the other information in this prospectus.

                             No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

                             Not a Complete Investment Program. The Fund is intended for investors seeking income and capital growth over the long term, and is not intended to be a short-term trading vehicle. An investment in the common shares of the Fund should not be considered a complete investment program. Each investor should take into account the Fund's investment objective as well as the investor's other investments when considering an investment in the common shares.

                             U.S. QLS Strategy Risk. The Fund intends to allocate a large part of its assets (expected to range between 80% and 85% of total managed assets under normal market conditions) to the U.S. QLS Strategy, which will be managed by Tykhe, the Fund's U.S. QLS Strategy Sub-Adviser. The U.S. QLS Strategy will include taking long and short positions in U.S. equity securities in an effort to generate positive returns with minimal correlation with the returns of major global equity and bond market indices. The U.S. QLS Strategy involves risks and special considerations for common shareholders, including:

                                  o Possible Correlation to Market. While the U.S. QLS Strategy seeks to avoid correlation with the market there can be no assurance, particularly during periods of market stress when the risk control benefits of diversification may be most important, that the U.S. QLS Strategy will, in fact, be negatively correlated or minimally correlated with a traditional portfolio of stocks and bonds.

                                  o    Relative Value Strategies. Tykhe's U.S.
                                       QLS Strategy incorporates "relative
                                       value" trading activities, which attempt to exploit relative mispricings among interrelated instruments. Mispricings, even if correctly identified, may not be corrected by the market within the time frame over which the Fund can maintain its positions, causing significant losses to the Fund. Tykhe, in implementing its "relative value" strategies, seeks to reduce exposure to the risk of overall market price movements, but will be fully subject to the risks of disruptions in historical price relationships, the restricted availability of credit and the obsolescence of its valuation models. These risks are different in nature, but perhaps no less severe in magnitude, than directional market risks.

                                  o    Dependence on Principals of Tykhe. The
                                       Fund is dependent on the principals of
                                       Tykhe and would be adversely affected if the services of any of the principals were not available to perform their duties for any significant period of time.

                                  o    Computer Hardware and Software. Many
                                       components of Tykhe's critical computer
                                       hardware and software may have flaws or
                                       may at times be inaccessible. Should
                                       these components fail or be inaccessible, there is no certainty that Tykhe will be able to recover promptly and the Fund's trading performance may suffer materially as a result.

                                  o    Trading Errors. Trades may be placed or
                                       executed in error due to a number of
                                       technical and execution reasons including coding or programming errors in software, hardware, modes of transmission, inaccurate pricing information and human error. Consistent with the Investment Management Agreement, any trading errors that are not due to fraud, gross negligence, reckless or intentional misconduct, bad faith or criminal wrongdoing will be for the account of the Fund, which will accept the profits or suffer the losses from such trading errors.

                                  o    Smaller and Medium Capitalization
                                       Companies. Pursuant to the U.S. QLS
                                       Strategy, the Fund may invest in small to medium capitalization companies that have less ability to withstand adverse market conditions than larger issuers, and their securities may be thinly traded and highly volatile in price. While small companies may have good growth potential, there is no guarantee they will experience such growth, and they typically involve higher risks because they may lack the management experience, financial resources, product diversification and personnel available to their larger competitors.

                                  o    Technical Strategies. Technical
                                       investing/trading may in general include not only the generic technical market factors used by most "technical" traders, but any approach based on identifying a "technical" reason why there will be an imbalance between investors moving in and out of a given financial instrument. There are many risks associated with this style of investing, including the non-consummation of the event that created the opportunity, particularly if many investors are making their investment decisions based on the assumption of consummation. Also, Tykhe could be wrong in identifying the technical opportunity and/or in executing trades to exploit the opportunity. Furthermore, many of the trading techniques used by Tykhe require the rapid and efficient execution of transactions. Inefficient execution can eliminate the small pricing differentials which Tykhe attempts to exploit.

                                  o    Model Risk. The U.S. QLS Strategy is
                                       highly dependent on quantitatively-based pricing theories and valuation models that generally have not been independently tested or otherwise reviewed, which Tykhe uses to evaluate trading opportunities. Tykhe's models employ assumptions that abstract a limited number of variables from complex financial markets or instruments which they attempt to replicate. Any one or all of these assumptions, whether or not supported by past experience, could prove over time to be incorrect. Also, if material factors are not incorporated into Tykhe's models, or are incorporated inaccurately, substantial losses could result, including on the basis of theoretical models (that later prove incorrect) that positions have minimal risk. The outputs of Tykhe's models may differ substantially from the reality of the markets, resulting in major losses. Additionally, there is no assurance that Tykhe has appropriately incorporated its models in the U.S. QLS Strategy.

                                  o Volatility Assessment Risk. The U.S. QLS Strategy requires Tykhe to estimate, utilizing proprietary assumptions, future levels of the price volatility of given instruments. The Fund is exposed to the risk of actual levels of price volatility differing from those estimated by Tykhe.

                                  o    Importance of Market Judgment. The U.S.
                                       QLS Strategy is systematic in that
                                       mathematical models are programmed into
                                       systems that implement the U.S. QLS
                                       Strategy. However, the market judgment
                                       and the discretion of the principals of
                                       Tykhe is used in building, maintaining
                                       and revising the models that are integral to the implementation of the U.S. QLS Strategy as well as in selecting the names to be included and excluded from the universe of potential investments to be considered by the systems implementing the U.S. QLS Strategy. Therefore, Tykhe's success in implementing the U.S. QLS Strategy on behalf of the Fund will depend to some extent both on systematic programs and discretionary market judgment, and neither will in and of themselves be sufficient to ensure the successful implementation of the U.S. QLS Strategy.

                                  o    Volatility Risk. The prices of the
                                       instruments in which the Fund intends to invest have been highly volatile during certain periods in the past, and such periods may recur. The price movements of these instruments are caused by many unpredictable factors, including market sentiment, inflation rates, interest rate movements and general economic and political conditions. Volatility creates the specific risk, in the case of the Fund, that historical or theoretical pricing relationships will be disrupted, causing what would otherwise be comparatively low risk "relative value" position to incur major losses.

                                  o No True Arbitrage. The U.S. QLS Strategy does not primarily involve true arbitrage, in which profits will necessarily be realized if a position can be maintained until maturity. On the contrary, the U.S. QLS Strategy generally involves taking what are evaluated to be only partially offsetting positions in instruments whose true price and correlations to other instruments are uncertain and whose liquidity may be limited. What Tykhe analyzes as a mispricing may be evaluated quite differently by other market participants who may, in fact, use pricing models materially different from those used by Tykhe. Furthermore, competitive investment activity by other firms will tend to reduce any mispricing "spread" that Tykhe attempts to capitalize on in trading on behalf of the Fund.

                                  o    Risk of Unwinding Positions. Due to the
                                       requirements of the 1940 Act requiring
                                       asset segregation to cover short sales,
                                       in the event of market movements the Fund may be forced to close a short position or liquidate a long position at an inopportune or unplanned time and at an unfavorable price in order to maintain requisite asset coverage of short sales.

                             AHL Futures Strategy Risk. As a limited component of the Fund's portfolio (expected to range between 15% and 20% of total managed assets under normal market conditions), the Fund will invest in the AHL Futures Strategy. The Adviser will direct the Fund's investments in the AHL Futures Strategy. The AHL Futures Strategy will involve investing in a diversified portfolio of futures, options and forward contracts, swaps and other financial derivative instruments, both exchange-listed and OTC. The AHL Futures Strategy is quantitative and primarily directional (i.e., it employs statistical models of market behavior in seeking to identify and take advantage of upward and downward price trends in the futures and foreign exchange markets).

                             Futures and forward markets are volatile, and to the extent the Fund is invested in such instruments, it may suffer sudden and substantial losses from time to time. Futures and forward prices are affected by complex and often unpredictable factors such as severe weather, governmental actions and other economic or political events. In fact, certain events - for example, international terrorist acts and political turmoil - may cause a large number of the highly-leveraged positions held by the Fund to move in the same direction at or about the same time. The low margin deposits normally required in futures trading in effect create a high degree of leverage so that even small price movements in the Fund's futures positions can result in significant changes in the value of those positions. Accordingly, the day-to-day value of the Fund's investments pursuant to the AHL Futures Strategy may be volatile and widely variable.

                             Trend-following futures and forward trading systems such as the program that the Adviser is expected to follow for the Fund's AHL Futures Strategy generally anticipate that most of their positions will be unprofitable; they are dependent on major gains in a limited number of positions for overall success. Accordingly, the Adviser cannot trade profitably unless there are major price trends in at least some of the markets it trades. Market conditions may result in which prices move rapidly in one direction, then reverse and then reverse again. In such cases the Adviser may establish positions for the Fund's AHL Futures Strategy on the basis of incorrectly identifying the rapid movement or reversal as a trend, resulting in substantial losses. In trendless markets, there is little chance that the Fund's AHL Futures Strategy will be profitable. The Adviser's trading decisions are based on technical systems and not on an analysis of economic factors and therefore may be less responsive to continuously changing markets. The success of the AHL Futures Strategy may be substantially dependent on general market conditions, not necessarily the same market conditions which would already affect the stock and bond markets but, for example, trendless periods in the futures markets over which the Adviser has no control. The Adviser uses a single manager, single strategy allocation. Any single strategy involves risk, and that risk may be heightened in the context of managed futures strategies due to their need to continually develop and adapt their strategies to changing market conditions and historical price information. Reliance on a single manager and strategy incurs the risk of the single manager's strategy becoming outdated, as well as the risk of other adverse events affecting such single manager or strategy.

                             Certain futures contracts traded by the Adviser are subject to daily price fluctuation limits restricting the maximum amount by which the price of a contract can vary during a given trading day. Once the price has moved the "daily limit," it may be economically infeasible to close out positions against which the market is moving, resulting in the Adviser being unable to limit losses incurred on certain positions held by the Fund.

                             There has been an increase in interest in technical trading systems, particularly trend-following systems. As the assets under the management of trading systems based on the same general principles increase, an increasing number of traders may attempt to initiate or liquidate substantial positions at or about the same time as the Adviser, or otherwise alter historical trading patterns or affect the execution of trades, to the detriment of the AHL Futures Strategy.

                             Additionally, the AHL Futures Strategy involves risks and special considerations for common shareholders, including:

                                  o    Derivatives Risk. The Fund may use
                                       derivatives to enhance return and for
                                       hedging purposes. Risks associated with
                                       derivatives include: the risk that the
                                       derivative is not well correlated with
                                       the security, index, currency or other
                                       instrument to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

                                  o    Commodity Risk. The Fund's exposure to
                                       the commodities markets may subject the
                                       Fund to greater volatility than
                                       investments in traditional securities.
                                       The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

                                  o    Counterparty Credit Risk.
                                       Commodity-linked derivative instruments
                                       are subject to the risk that the
                                       counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

                                  o    Currency Risk. The Fund's exposure to
                                       foreign currencies subjects the Fund to
                                       the risk that those currencies will
                                       decline in value relative to the U.S.
                                       Dollar, or, in the case of short
                                       positions, that the U.S. Dollar will
                                       decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund's exposure to foreign currency may reduce the returns of the Fund.

                                  o    Early Closing Risk. The Fund is subject
                                       to the risk that unanticipated early
                                       closings of the commodities exchanges
                                       will result in the Fund's inability to
                                       sell or buy commodity-linked derivatives on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

                                  o    Computer Hardware and Software. Many
                                       components of the Adviser's critical
                                       computer hardware and software may have
                                       flaws or may at times be inaccessible.
                                       Should these components fail or be
                                       inaccessible, there is no certainty that the Adviser will be able to recover promptly and the Fund's trading performance may suffer materially as a result.

                                  o    Affiliated Broker. The Fund may utilize
                                       an affiliated broker when engaging in
                                       certain transactions within the AHL
                                       Futures Strategy.

                             Investment and Market Risks. An investment in the common shares is subject to investment risk and market risk, including the possible loss of the entire principal amount of your investment. An investment in the common shares represents an indirect investment in the securities and other instruments owned by the Fund. At any point in time, common shares may be worth less than your original investment, even after taking into account the reinvestment of dividends and distributions.

                             Market Discount Risk. Shares of closed-end investment companies like the Fund frequently trade at a price below their net asset value, commonly referred to as a "discount." This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of the Fund's investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Because the market price of the common shares will be affected by such factors as the relative demand for and supply of the common shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the public offering price. The Fund's net asset value immediately following this offering will be reduced by the deduction of the sales load and the amount of offering expenses paid by the Fund. See "Use of Proceeds."

                             Common Stock Risk. The Fund will invest in common stocks. Investments in common stocks involve common stock risk, which is the risk that common stocks and similar equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of individual companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

                             Investment Company Risk. The Fund may invest in securities of other investment companies. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, including the investment company's investment advisory and administrative fees. At the same time, the Fund would continue to pay its own investment management fees with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to similar leverage risks as those described in this prospectus.

                             Sector Risk. While the Fund does not concentrate in any industry, to the extent that the Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. If the security selection process results in more attractive stocks within a market sector or industry, then the U.S. QLS Strategy Sub-Adviser would tend to overweight that sector or industry. Overweighting investments in certain market sectors or industries may cause the Fund to suffer a loss related to advances or declines in the prices of stocks in that sector or industry. Certain sectors can be cyclical in nature, and a prolonged downturn in such a sector could have an adverse effect on the Fund's net asset value.

                             Dividend and Distribution Risk. Dividends and distributions paid by the Fund to its common shareholders are derived in part from realized capital gains, dividends and interest income from the Fund's investments in equity and debt securities and total returns generated from the Fund's other investment techniques. The total return generated by the Fund's investments can vary widely over the short-term and long-term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of preferred securities and debt securities may decline, which then may adversely affect the Fund's distributions on common shares as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is using leverage. Common stocks are structurally subordinated to preferred stocks, bonds and other debt instruments, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers.

                             Leverage Risk. Leverage is a speculative technique that may magnify losses of the Fund and adversely affect common shareholders. The Fund will pay (and the common shareholders will bear) any costs and expenses relating to any leverage. If the income and gains earned on securities purchased with leverage proceeds are greater than the costs of leverage, the return on common shares will be greater than if leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the costs of leverage, the return to the Fund will be less than if leverage had not been used. Leverage may be achieved through, among other methods, purchases on margin and the use of options, futures, forward contracts, repurchase and reverse repurchase agreements and swaps. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

                                  o    the likelihood of greater volatility of
                                       net asset value and market price of the
                                       common shares than a comparable portfolio without leverage because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of leverage, are borne entirely by the common shareholders;

                                  o    the risk that fluctuations in interest
                                       rates on borrowings and short-term debt
                                       or in the dividend rates on any leverage that the Fund must pay will reduce the return to the holders of common shares and will reduce income available for distribution; and

                                  o    the possible effect of leverage in a
                                       declining market, which despite the
                                       objective to achieve minimally correlated returns, may cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares.

                             It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to redeem senior securities or meet payment obligations on any leverage. Such a sale would reduce the Fund's net asset value and also make it difficult for the net asset value to recover. The Fund's use of leverage may also impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

                             During periods in which the Fund is using leverage or allocating to the AHL Futures Strategy, the fees received by the Fund's Adviser will be higher than if leverage had not been used or if the Fund had not allocated to the AHL Futures Strategy because the fees paid will be calculated based on the Fund's total managed assets, which include assets attributable to leverage and to the trading level of the AHL Futures Strategy. The trading level of the AHL Futures Strategy is the dollar amount set by the Adviser as available for trading the AHL Futures Strategy (discussed below).

                             Lenders may impose specific restrictions as a condition to borrowing through a credit facility, and to the extent that the Fund issues preferred shares, the Fund would likely seek a credit rating from one or more nationally recognized statistical rating organizations and may therefore be subject to guidelines imposed by such rating organizations. Guidelines or restrictions imposed by a rating organization or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

                             Preferred Share Risks. If the Fund issues preferred shares, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of the common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. If the dividend rate on the preferred shares approaches the net rate of return on the Fund's portfolio of investments, the benefit to the holders of the common shares of issuing preferred shares would be reduced. If the dividend rate on the preferred shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to the holders of the Fund's common shares than if the Fund had not issued preferred shares. In addition, the Fund will pay (and the holders of the Fund's common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of any preferred shares the Fund may issue. Accordingly, the Fund cannot assure that the issuance of preferred shares will result in a higher yield or return to the holders of the Fund's common shares.

                             Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by the holders of the Fund's common shares. Therefore, if the market value of the Fund's portfolio declines, the leverage obtained through the issuance of preferred shares will result in a greater decrease in net asset value to the common shareholders than if the Fund were not leveraged which may cause a greater decline in the market price for the common shares. In addition, the Fund might be in danger of failing to maintain the required asset coverage of the preferred shares, as required under the 1940 Act, or of losing its ratings on the preferred shares. In addition, the Fund's current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Fund may need to liquidate investments in order to fund a redemption of some or all of the preferred shares. Liquidation at times of low market prices may result in capital loss and may reduce returns to the common shareholders.

                             In addition, the Fund may seek a credit rating on any preferred shares from one or more nationally recognized statistical rating organizations. The Fund expects that, as long as any preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agencies. Although no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of any preferred shares which the Fund may issue in the future, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, debt securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to preferred shares by such rating agencies will be more or less restrictive than as described in this prospectus.

                             The use of leverage involves risks discussed above. For example, when leverage is employed, the net asset value and market price of the Fund's common shares will be more volatile. In addition, the amount of the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not use leverage because the fees will be calculated based on the Fund's Managed Assets, which includes the proceeds from leverage, which may create a conflict of interest between the Adviser and the common shareholders.

                             Short Sale Risk. The Fund will sell securities short. Short sales involve the risk that the Fund will incur a loss by subsequently being required to buy a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

                             The use of short sales is, in effect, a form of leveraging the Fund's portfolio that could increase the Fund's exposure to the market, magnify losses and increase the volatility of returns.

                             The Fund's net asset value may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions or if the securities in its long portfolio decrease less than the securities underlying its short positions. On the other hand, the Fund's net asset value may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio. If the Fund's long and short positions do not perform as anticipated, the Fund's potential losses could exceed those of other funds that hold only long stock portfolios.

                             The Fund may not always be able to close out a short position at a particular time or at a favorable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Also, the Fund may not be able to borrow enough securities to fully implement the Fund's strategy.

                             Risks of Lending Portfolio Securities. To the extent the Fund engages in securities lending, there may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser or the U.S. QLS Strategy Sub-Adviser to be creditworthy and when, in the judgment of the Adviser or the U.S. QLS Strategy Sub-Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

                             Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

                             Adviser Risk. As with any managed fund, the U.S. QLS Strategy Sub-Adviser and the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                             Tax Risk. The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, distributed (or deemed distributed, as described below) to shareholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its shareholders an amount equal to or exceeding 90% of the sum of (i) its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses), and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed. The Fund intends to distribute annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must consist of certain types of qualifying income. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a U.S. federal tax rate that is currently 35% and, when such income is distributed, to a further tax at the shareholder level to the extent of the Fund's current or accumulated earnings and profits. The Fund relies on certain tax rules and regulations in undertaking its investment activities, including in particular the AHL Futures Strategy. If such rules and regulations were to be revised, the impact on the Fund could be significant and negative and possibly force the Fund to alter its investment operations in a manner that could reduce or even eliminate the Fund's ability to pursue effectively its strategies, in particular the AHL Futures Strategy. In such an event, the Fund may not achieve its investment objectives. The Fund has little or no ability to influence changes in tax rules and regulations. See "U.S. Federal Income Tax Matters."

                             Illiquid Securities Risk. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. It may be difficult to sell such securities at a price representing their fair value and, where registration of such securities is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell.

                             Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the actual value of certain portfolio securities and distributions thereon can decline.

                             Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

                             Non-Diversified Status. As a "non-diversified" investment company under the 1940 Act, the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in securities of a single issuer and, accordingly, may invest a greater portion of its assets in the securities of a similar number of securities than a diversified fund. An investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's common shares. The Fund intends to comply with the diversification requirements of the Code for qualification as a regulated investment company.

                             Market Disruption Risk. The U.S. securities markets are subject to disruption as a result of terrorist activities such as the terrorist attacks on the World Trade Center on September 11, 2001; the war in Iraq and its aftermath; other hostilities; and other geopolitical events. Such events have led, and may in the future lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.

                             Anti-Takeover Provisions. Certain provisions of the Fund's Declaration of Trust and By-Laws, including the use of a classified board, could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify its structure. These provisions may have the effect of depriving common shareholders of an opportunity to sell their shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end status. See "Certain Provisions of the Fund's Declaration of Trust and By-Laws."

CUSTODIAN, TRANSFER AGENT    [       ] will act as the Fund's custodian. [     ]
AND DIVIDEND-DISBURSING      will act as the Fund's transfer agent and
AGENT                        dividend-disbursing agent. See "Custodian, Transfer
                             Agent and Dividend-Disbursing Agent."

                            SUMMARY OF FUND EXPENSES

        THE PURPOSE OF THE TABLE BELOW IS TO HELP YOU UNDERSTAND ALL FEES AND EXPENSES THAT YOU, AS A COMMON SHAREHOLDER, WOULD BEAR DIRECTLY OR INDIRECTLY. THE FOLLOWING TABLE ASSUMES LEVERAGE (THROUGH THE USE OF BORROWINGS AND THE TRADING LEVEL OF THE AHL FUTURES STRATEGY) IN AN AMOUNT EQUAL TO 33 1/3% OF THE FUND'S TOTAL MANAGED ASSETS, AND SHOWS FUND EXPENSES AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES. THE FUND'S METHOD OF CALCULATING THE MANAGEMENT FEE PAYABLE TO THE ADVISER IS DIFFERENT FROM THE WAY SOME CLOSED-END INVESTMENT COMPANIES TYPICALLY CALCULATE MANAGEMENT FEES. THE MANAGEMENT FEE BORNE BY COMMON SHAREHOLDERS WILL INCREASE TO THE EXTENT THE ADVISER ALLOCATES ASSETS TO THE AHL FUTURES STRATEGY, WHICH CREATES FINANCIAL LEVERAGE ON BEHALF OF THE FUND. AS A RESULT, THE ADVISER WILL BENEFIT AS WE INCUR INDEBTEDNESS OR ENGAGE IN DERIVATIVE TRANSACTIONS WITHIN THE AHL FUTURES STRATEGY. SEE "MANAGEMENT OF THE FUND -- THE ADVISER" FOR AN EXPLANATION OF THE METHOD OF CALCULATING THE MANAGEMENT FEE AND HOW THIS METHOD DIFFERS FROM THE WAY CLOSED-END INVESTMENT COMPANIES TYPICALLY CALCULATE MANAGEMENT FEES.


                                                    PERCENTAGE OF OFFERING PRICE
                                                    ----------------------------
SHAREHOLDER TRANSACTION EXPENSES
    Sales Load (as a percentage of offering price)                         4.50%
    Offering Expenses Borne by the Fund                               [0.20]%(1)
    Dividend Reinvestment Plan Fees                                      None(2)

                                                      PERCENTAGE OF NET ASSETS
                                                   ATTRIBUTABLE TO COMMON SHARES
                                                        (ASSUMES LEVERAGE)(3)
                                                   -----------------------------
ANNUAL EXPENSES
    Management Fee(4)                                                     [   ]%
    Other Expenses                                                     [   ]%(5)
    Interest Payments Relating to Borrowings                              [   ]%
                                                   -----------------------------
Total Annual Expenses                                                     [   ]%
                                                   =============================

EXAMPLE

        The following example illustrates the expenses that you would pay on a $1,000 investment in common shares (including the sales load of $45 and estimated expenses of this offering payable by the Fund of $2), assuming (1) "Total Annual Expenses" of [ ]% of net assets attributable to common shares and
(2) a 5% annual return.*

                                    1 Year     3 Years     5 Years     10 Years
                                   ---------------------------------------------
Cumulative Expenses Paid
for the Period of:

        THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED.

----------------------------
* The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at the common share net asset value. The Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

-------------------------
(1) The Adviser or an affiliate has agreed to reimburse all organizational costs and pay all offering costs (other than sales load) that exceed $.04 per common share (0.20% of the offering price).

(2) [You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.]

(3) Stated as percentages of net assets attributable to common shares assuming no leverage, the Fund's expenses would be estimated to be as follows:

                                    PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO
                                       COMMON SHARES (ASSUMES NO LEVERAGE)
                                    ------------------------------------------
      Annual Expenses
          Management Fee                                               [   ]%
          Other Expenses                                            [   ]%(4)
                                    ------------------------------------------
      Total Annual Expenses                                            [   ]%


(4) The Fund has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of [ ]% of the Fund's average daily total managed assets for the services it provides, subject to the limitation that the amount of average daily total managed assets on which the fee is paid shall not exceed 150% of the Fund's average daily net assets. "Total managed assets" represents the total net assets of the Fund, plus amounts borrowed in connection with the U.S. QLS Strategy, plus the trading level of the AHL Futures Strategy. The trading level of the AHL Futures Strategy is the dollar amount set by the Adviser as available for trading the AHL Futures Strategy. See "Management of the Fund -- The Adviser" for an explanation of the method of calculating the management fee.

(5)     Estimated expenses.

                                    THE FUND

        The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on [ ] 2007. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 123 N. Wacker Drive, 28th Floor, Chicago, IL 60606, and its telephone number is (800) 838-0232.

                                 USE OF PROCEEDS

        The net proceeds of this offering are estimated at approximately $ ($ if the underwriters exercise the over-allotment option in full), after deduction of the sales load and payment of estimated offering expenses payable by the Fund. The Fund will pay all of its offering costs up to $0.04 per common share, and the Adviser or an affiliate has agreed to bear (i) all of the Fund's organizational costs and (ii) all of the Fund's offering costs (other than sales load) that exceed $0.04 per common share. The Adviser anticipates that the investment of the net proceeds will be made in accordance with the Fund's investment objective and policies, as appropriate investment opportunities are identified, within approximately three months after completion of this offering. Pending such investment, those proceeds may be invested in U.S. government securities or high-quality, short-term money market instruments, cash or cash equivalents. See "Investment Objective, Strategies and Policies."

                  INVESTMENT OBJECTIVE, STRATEGIES AND POLICIES

INVESTMENT OBJECTIVE

        The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund's primary investment objective is to seek a high level of risk-adjusted returns and deliver competitive income and capital growth. In pursuing its objective the Fund will invest in a broad portfolio of U.S. equity securities in an effort to generate a positive return with minimal correlation to the returns of major global equity and bond market indices. The Fund also will pursue its investment objective in part through a managed futures program. The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without a shareholder vote. There is no assurance that the Fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES AND PHILOSOPHY

        The Fund intends to allocate a large part of its assets (expected to range between 80% and 85% of total managed assets under normal market conditions) to a U.S. quantitative long/short equity strategy designed to seek positive returns that are minimally correlated with the returns of major global equity and bond market indices (the "U.S. QLS Strategy"). In addition, as a limited component of the Fund's portfolio (expected to range between 15% and 20% of total managed assets under normal market conditions), the Fund will invest in a managed futures program called AHL Core (the "AHL Futures Strategy").

        The U.S. QLS Strategy will be managed by the Fund's U.S. QLS Strategy Sub-Adviser, Tykhe Capital LLC ("Tykhe" or the "U.S. QLS Strategy Sub-Adviser"). Tykhe's quantitative systems attempt to identify, utilizing large amounts of publicly available data, securities that it believes are undervalued or overvalued and take a corresponding long or short position therein. The U.S. QLS Strategy will include taking long and short positions in U.S. equity securities in approximately equal weighting on an aggregate basis in an effort to generate positive returns without regard to the returns of major global equity and bond market indices. By regulation, the current market value of the securities in which the Fund is short may not exceed the current market value of the Fund's long holdings of liquid securities and other liquid assets. There are substantial risks associated with the U.S.
QLS Strategy.  See "Principal Risks of the Fund."

        The Adviser will direct the Fund's investments in the AHL Futures Strategy. The AHL Futures Strategy will involve investing in a diversified portfolio of futures, options and forward contracts, swaps and other financial derivative instruments, both exchange-listed and OTC. The AHL Futures Strategy is quantitative and primarily directional (I.E., it employs statistical models of market behavior in seeking to identify and take advantage of upward and downward price trends in the futures and foreign exchange markets). In rendering investment advisory services, the Adviser expects to use the resources of Man-AHL (USA) Limited ("AHL"), an affiliate of the Adviser. There are substantial risks associated with the AHL Futures Strategy. See "Principal Risks of the Fund."

        The Fund's strategies will be based upon an amount representing up to approximately 150% of the Fund's net assets. Under normal market conditions, the Fund will allocate approximately 80% to 85% of the Fund's total managed assets to the U.S. QLS Strategy and approximately 15% to 20% of the Fund's total managed assets to the AHL Futures Strategy. Total managed assets represents the total net assets of the Fund, plus amounts borrowed in connection with the U.S. QLS Strategy plus the trading level (discussed below) of the AHL Futures Strategy. The trading level of the AHL Futures Strategy is the dollar amount set by the Adviser as available for trading the AHL Futures Strategy. The Adviser will use the trading level to determine the notional value of positions taken pursuant to the AHL Futures Strategy. The trading level will consist of the amount the Fund places with a broker as margin for positions within the AHL Futures Strategy plus a portion of the notional value of these positions and will not change as a result of daily fluctuations in the AHL Futures Strategy. As such, the trading level will always be an amount substantially lower than the notional value of the positions taken in the AHL Futures Strategy. The Adviser will reset the trading level monthly based on the relative performance of the U.S. QLS Strategy and the AHL Futures Strategy. The Fund's Board will oversee and review the trading level set by the Adviser on a periodic basis. The trading level of the AHL Futures Strategy will not exceed 20% of the Fund's total managed assets.

        For example, assuming the Fund has total net assets of $100, the Fund could borrow $35 and allocate $125 dollars to the U.S. QLS Strategy, and allocate the remaining $10 to the AHL Futures Strategy with an initial trading level of $25. The Fund's total managed assets in this example would be $150, with $125 allocated to the U.S. QLS Strategy plus the $25 trading level of the Fund's investment through the AHL Futures Strategy.

        U.S. QLS STRATEGY

        Under normal market conditions, the Fund will allocate approximately 80% to 85% of its total managed assets to the U.S. QLS Strategy. The U.S. QLS Strategy focuses on opportunities to profit from distortions in the relative valuations of large and diverse portfolios of U.S. equity instruments. The U.S. QLS Strategy Sub-Adviser uses a range of quantitative tools to seek to identify profit opportunities, to construct portfolios in a cost-efficient manner, and to manage the overall risk of the QLS portfolio consistent with the aim of producing superior risk-adjusted returns and delivering competitive income and capital growth. The U.S. QLS Strategy Sub-Adviser's trading strategies are proprietary and confidential. The strategy descriptions are therefore intentionally general in nature and are not a complete description of the strategies summarized or of all of the strategies that may be utilized by the U.S. QLS Strategy Sub-Adviser.

        The U.S. QLS Strategy Sub-Adviser's investment activities on behalf of the Fund will be based on the U.S. QLS Strategy Sub-Adviser's proprietary quantitative research. By carefully analyzing the behavior of equity prices and other available price-related and security-related information that the U.S. QLS Strategy Sub-Adviser believes may have predictive value, and by testing the relationships between these data sets in a statistically sound framework, the U.S. QLS Strategy Sub-Adviser seeks to make economically significant predictions about future short-term and long-term equity price moves relative to other similar assets or tradable indices, net of transaction costs. The U.S. QLS Strategy seeks to exploit mispricings that exist due to inherent inefficiencies in the flow and accuracy of information in the marketplace. The QLS portfolio may at any given point in time have certain implicit and explicit portfolio-wide exposure to particular industries, market-capitalization groupings, value and growth biases, and other similar risk factors. The QLS portfolio might consist of a highly diversified portfolio of long and short positions in as many as 1000 instruments, although the Fund is not required to adhere to any restrictions with respect to diversification or number of holdings. The U.S. QLS Strategy Sub-Adviser uses quantitative tools and computational techniques to actively manage the U.S. QLS Strategy in an effort to optimize returns relative to risk.

        The U.S. QLS Strategy Sub-Adviser is a systematic trader in that it uses computerized valuation and historical pricing models to analyze financial instruments and determine the trades that will be taken on behalf of the Fund. The Fund's portfolio traded pursuant to the U.S. QLS Strategy is also monitored by the principals or employees of the U.S. QLS Strategy Sub-Adviser on a systematic basis for risk monitoring purposes, as well as to determine if the portfolio satisfies more subjective criteria applied by the U.S. QLS Strategy Sub-Adviser. Thus, although the U.S. QLS Strategy Sub-Adviser is a systematic trader, and applies a systematic risk analysis to the Fund's portfolio traded pursuant to the U.S. QLS Strategy, the principals and employees of the U.S. QLS

Strategy Sub-Adviser also apply their discretion in evaluating the quantitative data available to them in light of their own market experience and judgment, and may take and liquidate positions for the U.S. QLS Strategy in accordance with that discretion.

        AHL FUTURES STRATEGY

        Under normal market conditions, the Fund will invest from 15% to 20% of its total managed assets in the AHL Futures Strategy. The AHL Futures Strategy is quantitative and primarily directional (i.e., it employs statistical models of market behavior in seeking to identify and take advantage of upward and downward price trends in the futures and foreign exchange markets). Trading takes place 24 hours a day using real-time price information to respond to price moves across a range of exchanges in different markets encompassing stock indices, bonds, currencies and short- term interest rates.

        The AHL Futures Strategy is a trading program that is systematic (i.e., the traders' market judgment has little to do with its trading), primarily technical (i.e., focusing on market prices rather than attempting to analyze fundamental economic data as a means of predicting prices) and primarily trend-following (i.e., attempting to identify price trends and taking positions in direct response to such trends). The AHL Futures Strategy invests in a diversified portfolio of futures, options and forward contracts, swaps and other financial derivative instruments, both on and off exchange. These markets may be accessed directly or indirectly. The AHL Futures Strategy generally will trade only in liquid markets. In addition to sector and market diversification, the AHL Futures Strategy seeks to achieve diversification by combining various systems driven by computerized processes or trading algorithms, which sample prices in real-time and measure price momentum and breakouts spread over the markets traded. For diversification, the AHL Futures Strategy deploys investment capital across range of sectors and markets. Factors determining asset allocation weightings to different sectors and markets are market and sector correlations, expected returns, market access costs and market liquidity.

        The Adviser's investment process is the product of sophisticated research and applies a technical approach that has been operated, with modifications, by Man Group since 1989. Although the underlying investment methodology is proprietary, the guiding principles have remained unchanged through the years: diversification, discipline, efficiency, rigorous risk management and ongoing research. The AHL Futures Strategy to be traded on behalf of the Fund has been operating in the United States since 1998, although other programs, as traded outside of the US, have been operating since December 1990. The Adviser's Core program, which is expected to be used for the AHL Futures Strategy, has been operating outside of the United States since 2006. In rendering investment advisory services, the Adviser expects to use the resources of AHL, an affiliate of the Adviser.

        A portion of the Fund's AHL Futures Strategy will be conducted through the Offshore Corporation. For U.S. federal income tax purposes, the Offshore Corporation will be a "controlled foreign corporation" ("CFC") of which the Fund is a "United States shareholder," as each term is defined in the provisions of the Code relating to CFCs. As a result, the Fund will be required to include in income, as ordinary income, all or substantially all of the Offshore Corporation's income, regardless of whether the Offshore Corporation makes any distributions (such income inclusions, "Subpart F inclusions"). By implementing a portion of the AHL Futures Strategy through its subsidiary, the Fund will thus receive income from its investments in the managed futures program in the form of Subpart F inclusions. The Fund intends to cause the Offshore Corporation to make distributions each year equal to the amount of the Fund's Subpart F inclusions with respect to the Offshore Corporation for such year. The Fund expects that its investment in, and its Subpart F inclusions with respect to, the Offshore Corporation will satisfy the requirements relating to diversification of assets and sources of income necessary for the Fund to qualify as a "regulated investment company" under the Code.

        COMMON STOCK

        Common stock represents the residual ownership interest in the issuer and holders of common stock are entitled to the income and the increase in value of the assets and business of the issuer after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

        INVESTMENT COMPANIES

        The Fund may invest in securities of other open- or closed-end investment companies to the extent permitted by the 1940 Act. The Fund expects that these investments will include securities of exchange-traded funds ("ETFs") and business development companies. ETFs generally are passively managed and seek to track or replicate a desired index. Business development companies generally are specialty finance companies that provide debt and/or equity capital to companies at various stages of development from emerging growth companies to expansion-stage companies to established companies.

        SHORT SALES

        A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. The Fund may also make short sales "against the box" without being subject to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

        MANAGED FUTURES PROGRAM

        Under normal market conditions, the Fund may invest from 15% to 20% of its total managed assets in the AHL Futures Strategy. The Adviser will direct the investments of the Fund with respect to that portion invested in the AHL Futures Strategy. The AHL Futures Strategy will involve investing in a diversified portfolio of futures, options and forward contracts, swaps and other financial derivative instruments, both exchange-listed and OTC, including commodity futures (e.g., crude oil, natural gas and copper), interest rate futures (e.g., Eurodollar), bond futures, stock index futures (U.S. and foreign), spot forward transactions (including transactions in gold) and foreign currency transactions. The AHL Futures Strategy is quantitative and primarily directional (I.E., it employs statistical models of market behavior in seeking to identify and take advantage of upward and downward price trends in the futures and foreign exchange markets). There are substantial risks associated with the AHL Futures Strategy. See "Principal Risks of the Fund."

        FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may buy and sell financial and commodity-based futures and options on futures that are traded on a commodities exchange, board of trade or in certain instances on an OTC basis. A commodity-based future involves an agreement to buy or sell a set amount of a commodity at a predetermined price and date. Buyers use commodity-based futures to avoid the risks associated with the price fluctuations of the underlying product or raw material, while the sellers try to lock in a price for their products.

        Trading in futures contracts is a specialized activity that may entail greater than ordinary investment risks. Futures markets are volatile and are influenced by factors, such as changing supply and demand relationships, governmental programs and policies, national and international political and economic events and changes in interest rates. In addition, because of the low margin of deposit normally required in futures trading, a high degree of leverage is typical of a futures trading account. Consequently, a relatively small price movement in a futures contract may result in substantial losses to the trader. Futures trading may also be illiquid because certain futures exchanges do not permit trading in a particular type of future beyond certain set limit. If prices fluctuate during a single day's trading beyond those limits, which conditions have in the past sometimes lasted for days in certain contracts, the Fund could be prevented from promptly liquidating unfavorable positions and thus be subject to substantial losses. Unlike options, futures are the obligation of the purchase or sale of the underlying asset. Simply not closing an existing position could result in taking delivery of a large quantity of an unwanted commodity.

        Like futures, options provide price protection against adverse price moves. However, options differ considerably from futures. First, an option, when purchased, gives the buyer the right, but not the obligation, to buy or sell a specific amount of a specific commodity at a specific price within a specific period of time. By comparison, a futures contract requires a buyer or seller to perform under the terms of the contract if an open position is not offset before expiration. Second, the decision to exercise the option is entirely that of the buyer. Third, the purchaser of the option can lose no more than the initial amount of money invested (premium). Finally, an option buyer is never subject to margin calls. This enables the purchaser to maintain a market position, despite any adverse moves without putting up additional funds.

        In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to the Fund. The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange. In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk. In cases where the clearinghouse is not backed by the clearing members (I.E., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to the Fund.

        In addition, under the Commodity Exchange Act, as amended, futures commission merchants are required to maintain customers' assets in a segregated account. If the Fund engages in futures and options contract trading and the futures commission merchants with whom the Fund maintains accounts fail to so segregate the Fund's assets or are not required to do so, the Fund will be subject to a risk of loss in the event of the bankruptcy of any of its futures commission merchants. Even where customers' funds are properly segregated, the Fund might be able to recover only a PRO RATA share of its property pursuant to a distribution of a bankrupt futures commission merchant's assets.

        FUTURES CASH FLOW. Futures contracts gains and losses are marked-to-market daily for purposes of determining margin requirements. Option positions generally are not, although short option positions will require additional margin if the market moves against the position. Due to these differences in margin treatment between futures and options, there may be periods in which positions on both sides must be closed down prematurely due to short-term cash flow needs. Were this to occur during an adverse move in the spread or straddle relationships, a substantial loss could occur.

        Most U.S. futures exchanges limit fluctuations in certain commodity interest contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." During a single trading day, no trades may be executed at prices beyond the daily limits. Once the price of a particular contract has increased or decreased by an amount equal to the daily limit, positions in the contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Contract prices have occasionally moved to the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Fund from promptly liquidating unfavorable positions and subject it to substantial losses, which could exceed the margin initially committed to such trades.

        Each exchange on which futures are traded and the CFTC typically have the right to suspend or limit trading in the contracts that each such exchange lists. Such a suspension or limitation could render it impossible for the Fund to liquidate its positions and thereby expose it to losses. In addition, there is no guarantee that exchange and other secondary markets will always remain liquid enough for the Fund to close out existing futures positions. It is also possible that an exchange or the CFTC could order the immediate liquidation and settlement of a particular contract, or order that trading in a particular contract be conducted for liquidation only.

        "OTC" TRANSACTIONS. The Fund may engage in transactions involving securities and futures traded on "over-the-counter" markets. In general, there is less governmental regulation and supervision in the OTC markets than of transactions entered into on an organized exchange. In addition, many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearinghouse, will not be available in connection with OTC transactions. This exposes the Fund to the risks that a counterparty will not settle a transaction because of a credit or liquidity problem or because of disputes over the terms of the contract. Therefore, to the extent that the Fund engages in trading on OTC markets, the Fund could be exposed to greater risk of loss through default than if it confined its trading to regulated exchanges.

        OPTIONS. The Fund may purchase and sell put and call options on debt securities, indices (both narrow- and broad-based) and currencies. A put option on securities or currencies gives the purchaser of the option, upon payment of a premium, the right to deliver a specified amount of the securities or currencies to the writer of the option on or before a fixed date at a predetermined price. A put option on a securities index gives the purchaser of the option, upon payment of a premium, the right to a cash payment from the writer of the option if the index drops below a predetermined level on or before a fixed date. A call option on securities or currencies gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of the securities on or before a fixed date at a predetermined price. A call option on a securities index gives the purchaser of the option, upon payment of a premium, the right to a cash payment from the writer of the option if the index rises above a predetermined level on or before a fixed date. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

        FORWARD TRADING. The Fund may invest in forward contracts and options thereon, which, unlike futures contracts, are not traded on exchanges and are not standardized. Rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention or other factors. The imposition of controls by government authorities might also limit such forward (and futures) trading to less than that which the Adviser would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund.

        SWAP CONTRACTS. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to mitigate non-payment or default risk, or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) to be exchanged or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a particular security, "basket" of securities or index. The Fund will enter into swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swaps are traded in the over-the-counter market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

               TOTAL RETURN SWAPS. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

               INTEREST RATE SWAPS. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

        RESTRICTED AND ILLIQUID SECURITIES

        The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and securities eligible for resale pursuant to Rule 144A thereunder. It may be difficult to sell such securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

        LOANS OF PORTFOLIO SECURITIES

        To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund's total managed assets.

        If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and, in some cases, even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund would suffer a loss. Income received by the Fund from borrowers of dividend-paying securities loaned by the Fund from its portfolio will be treated as fully taxable ordinary income (i.e., income other than qualified dividend income). See "Investment Policies and Techniques -- Lending of Portfolio Securities" in the Fund's statement of additional information.

        TEMPORARY INVESTMENTS

        Pending investment of offering or leverage proceeds, when attractive investment opportunities are not available and to comply with the asset coverage requirements of the 1940 Act, the Fund may invest without limit in securities issued by the U.S. government or its agencies or instrumentalities, and in short-term debt securities, including commercial paper, repurchase agreements, certificates of deposits, and other money market instruments, including securities of money market funds, or in cash or cash equivalents, all of which are expected to produce lower returns than the securities normally held in the portfolio. The Fund also may invest in high quality short-term securities or cash on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of dividends and distributions, and to facilitate the payment of expenses and settlement of trades. To the extent the Fund invests in these securities, such investments are inconsistent with, and may result in the Fund not achieving, its investment objective.

PORTFOLIO TURNOVER

        The Fund will buy and sell securities and other instruments to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and other instruments and reinvestment in other securities and instruments. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover (over 100%) may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Under normal market conditions, the Fund anticipates that its annual securities portfolio turnover rate will not exceed 400%.

                                 USE OF LEVERAGE

        The Fund may, but is not required to, borrow and/or issue preferred stock or debt securities to the extent permitted by the Investment Company Act of 1940, as amended. These practices are known as leveraging. Depending on the Adviser's assessment of market conditions, the Fund currently anticipates using leverage in an amount up to approximately 33 1/3% of the Fund's total managed assets (including the leverage proceeds) and anticipates initially leveraging primarily through borrowing. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of the Fund's portfolio securities.

        Leverage creates risks for common shareholders, including the likelihood of greater volatility of net asset value and market price. There is a risk that fluctuations in the dividend rates on any preferred stock or in the interest rates on any borrowings may adversely affect the return to the holders of common shares. If the return on the securities purchased with such funds is not sufficient to cover the costs of leverage, the return on common shares will be less than if leverage had not been used, and therefore the amount available for distribution to holders of common shares as dividends and other distributions will be reduced. The Fund in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances.

        Changes in the value of the Fund's portfolio (including investments bought with the leverage proceeds) will be borne entirely by the common shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage or allocating to the AHL Futures Strategy, the fees received by the Fund's Adviser will be higher than if leverage had not been used or if the Fund had not allocated to the AHL Futures Strategy because the fees paid will be calculated based on the Fund's total managed assets, which include assets attributable to leverage and to the trading level of the AHL Futures Strategy. The trading level of the AHL Futures Strategy is the dollar amount set by the Adviser as available for trading the AHL Futures Strategy (as discussed below).

        The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the U.S. QLS Strategy Sub-Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

        Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowings the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total managed assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such divided, distribution, or purchase price, at the case may be. Under the 1940 Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the total asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund's total managed assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the preferred stock. If preferred stock is issued, the Fund intends, to the extent possible, to purchase or redeem shares, from time to time, to maintain coverage of any preferred stock of at least 200%. Normally, holders of common shares will elect the Trustees of the Fund except, that the holders of any preferred stock will elect two Trustees. In the event the Fund failed to pay dividends on its preferred stock for two years, holders of preferred stock would be entitled to elect a majority of the Trustees until the dividends are paid.

        Assuming the use of leverage in the amount of 33 1/3% of the Fund's total managed assets (including the proceeds of the leverage) and an annual interest/dividend rate on leverage of [ ]% payable on such leverage based on estimated market interest/dividend rates as of the date of this prospectus, the additional income that the Fund must earn (net of estimated expenses related to leverage) in order to cover such interest/dividend payments is [ ]%. The Fund's actual cost of leverage will be based on market interest/dividend rates at the time the Fund undertakes a leveraging strategy, and such actual cost of leverage may be higher or lower than that assumed in the previous example.

        The following table is furnished pursuant to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on total return on shares of common shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table further reflects the use of leverage representing approximately 33 1/3% of the Fund's total managed assets after such issuance and the Fund's currently projected annual interest/dividend rate of [ ]%. See "Principal Risks of the Fund" and "Use of Leverage." The table does not reflect any offering costs of common shares or leverage.

Assumed Portfolio Return       (10.00)%   (5.00)%     0.00%     5.00%    10.00%
Common Share Total Return       [    ]%   [    ]%   [    ]%   [    ]%   [    ]%

        Total return is composed of two elements -- the common share dividends paid by the Fund (the amount of which is largely determined by the Fund's net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

        During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser and the U.S. QLS Strategy Sub-Adviser for investment management services will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund's total managed assets. Because the leverage costs will be borne by the Fund at a specified rate, only the Fund's common shareholders will bear the cost of the Fund's management fees and other expenses.

        Unless and until the Fund uses leverage, the common shares will not be leveraged and this section will not apply. Any determination to use leverage by the Fund, including the aggregate amount of leverage, if any, from time to time and the type and terms of such leverage, will be made by the Adviser after consultation with the U.S. QLS Strategy Sub-Adviser, subject to approval of the Fund's Board of Trustees.

                           PRINCIPAL RISKS OF THE FUND

      YOU SHOULD CAREFULLY CONSIDER THE RISKS AND OTHER INFORMATION CONTAINED IN THIS PROSPECTUS BEFORE YOU DECIDE TO PARTICIPATE IN THE OFFERING. THE SECTION BELOW DOES NOT DESCRIBE ALL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. ADDITIONAL RISKS AND UNCERTAINTIES MAY ALSO ADVERSELY AFFECT AND IMPAIR THE FUND.

      INVESTING IN THE FUND INVOLVES RISKS, INCLUDING THE RISK THAT YOU MAY RECEIVE LITTLE OR NO RETURN ON YOUR INVESTMENT OR THAT YOU MAY LOSE PART OR ALL OF YOUR INVESTMENT. THEREFORE, YOU SHOULD CONSIDER CAREFULLY THE FOLLOWING RISKS BEFORE INVESTING IN THE FUND.

NO OPERATING HISTORY

      The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

NOT A COMPLETE INVESTMENT PROGRAM

      The Fund is intended for investors seeking income and capital growth over the long term, and is not intended to be a short-term trading vehicle. An investment in the common shares of the Fund should not be considered a complete investment program. Each investor should take into account the Fund's investment objective as well as the investor's other investments when considering an investment in the common shares.

U.S. QLS STRATEGY RISK

      The Fund intends to allocate a large part of its assets (expected to range between 80% and 85% of total managed assets under normal market conditions) to the U.S. QLS Strategy, which will be managed by Tykhe, the Fund's U.S. QLS Strategy Sub-Adviser. The U.S. QLS Strategy will include taking long and short positions in U.S. equity securities in an effort to generate positive returns with minimal correlation with the returns of major global equity and bond market indices. The U.S. QLS Strategy involves risks and special considerations for common shareholders, including:

          o POSSIBLE CORRELATION TO MARKET. While the U.S. QLS Strategy seeks to avoid correlation with the market there can be no assurance, particularly during periods of market stress when the risk control benefits of diversification may be most important, that the U.S. QLS Strategy will, in fact, be negatively correlated or minimally correlated with a traditional portfolio of stocks and bonds.

          o RELATIVE VALUE STRATEGIES. Tykhe's U.S. QLS Strategy incorporates "relative value" trading activities, which attempt to exploit relative mispricings among interrelated instruments. Mispricings, even if correctly identified, may not be corrected by the market within the time frame over which the Fund can maintain its positions, causing significant losses to the Fund. Tykhe, in implementing its "relative value" strategies, seeks to reduce exposure to the risk of overall market price movements, but will be fully subject to the risks of disruptions in historical price relationships, the restricted availability of credit and the obsolescence of its valuation models. These risks are different in nature, but perhaps no less severe in magnitude, than directional market risks.

          o DEPENDENCE ON PRINCIPALS OF TYKHE. The Fund is dependent on the principals of Tykhe and would be adversely affected if the services of any of the principals were not available to perform their duties for any significant period of time.

          o COMPUTER HARDWARE AND SOFTWARE. Many components of Tykhe's critical computer hardware and software may have flaws or may at times be inaccessible. Should these components fail or be inaccessible, there is no certainty that Tykhe will be able to recover promptly and the Fund's trading performance may suffer materially as a result.

          o TRADING ERRORS. Trades may be placed or executed in error due to a number of technical and execution reasons including coding or programming errors in software, hardware, modes of transmission, inaccurate pricing information and human error. Consistent with the Investment Management Agreement, any trading errors that are not due to fraud, gross negligence, reckless or intentional misconduct, bad faith or criminal wrongdoing will be for the account of the Fund, which will accept the profits or suffer the losses from such trading errors.

          o SMALLER AND MEDIUM CAPITALIZATION COMPANIES. Pursuant to the U.S. QLS Strategy, the Fund may invest in small to medium capitalization companies that have less ability to withstand adverse market conditions than larger issuers, and their securities may be thinly traded and highly volatile in price. While small companies may have good growth potential, there is no guarantee they will experience such growth, and they typically involve higher risks because they may lack the management experience, financial resources, product diversification and personnel available to their larger competitors.

          o TECHNICAL STRATEGIES. Technical investing/trading may in general include not only the generic technical market factors used by most "technical" traders, but any approach based on identifying a "technical" reason why there will be an imbalance between investors moving in and out of a given financial instrument. There are many risks associated with this style of investing, including the non-consummation of the event that created the opportunity, particularly if many investors are making their investment decisions based on the assumption of consummation. Also, Tykhe could be wrong in identifying the technical opportunity and/or in executing trades to exploit the opportunity. Furthermore, many of the trading techniques used by Tykhe require the rapid and efficient execution of transactions. Inefficient execution can eliminate the small pricing differentials which Tykhe attempts to exploit.

          o MODEL RISK. The U.S. QLS Strategy is highly dependent on quantitatively-based pricing theories and valuation models that generally have not been independently tested or otherwise reviewed, which Tykhe uses to evaluate trading opportunities. Tykhe's models employ assumptions that abstract a limited number of variables from complex financial markets or instruments which they attempt to replicate. Any one or all of these assumptions, whether or not supported by past experience, could prove over time to be incorrect. Also, if material factors are not incorporated into Tykhe's models, or are incorporated inaccurately, substantial losses could result, including on the basis of theoretical models (that later prove incorrect) that positions have minimal risk. The outputs of Tykhe's models may differ substantially from the reality of the markets, resulting in major losses. Additionally, there is no assurance that Tykhe has appropriately incorporated its models in the U.S. QLS Strategy.

o VOLATILITY ASSESSMENT RISK. The U.S. QLS Strategy requires Tykhe to estimate, utilizing proprietary assumptions, future levels of the price volatility of given instruments. The Fund is exposed to the risk of actual levels of price volatility differing from those estimated by Tykhe.

          o IMPORTANCE OF MARKET JUDGMENT. The U.S. QLS Strategy is systematic in that mathematical models are programmed into systems that implement the U.S. QLS Strategy. However, the market judgment and the discretion of the principals of Tykhe is used in building, maintaining and revising the models that are integral to the implementation of the U.S. QLS Strategy as well as in selecting the names to be included and excluded from the universe of potential investments to be considered by the systems implementing the U.S. QLS Strategy. Therefore, Tykhe's success in implementing the U.S. QLS Strategy on behalf of the Fund will depend to some extent both on systematic programs and discretionary market judgment, and neither will in and of themselves be sufficient to ensure the successful implementation of the U.S. QLS Strategy.

          o VOLATILITY RISK. The prices of the instruments in which the Fund intends to invest have been highly volatile during certain periods in the past, and such periods may recur. The price movements of these instruments are caused by many unpredictable factors, including market sentiment, inflation rates, interest rate movements and general economic and political conditions. Volatility creates the specific risk, in the case of the Fund, that historical or theoretical pricing relationships will be disrupted, causing what would otherwise be comparatively low risk "relative value" position to incur major losses.

          o NO TRUE ARBITRAGE. The U.S. QLS Strategy does not primarily involve true arbitrage, in which profits will necessarily be realized if a position can be maintained until maturity. On the contrary, the U.S. QLS Strategy generally involves taking what are evaluated to be only partially offsetting positions in instruments whose true price and correlations to other instruments are uncertain and whose liquidity may be limited. What Tykhe analyzes as a mispricing may be evaluated quite differently by other market participants who may, in fact, use pricing models materially different from those used by Tykhe. Furthermore, competitive investment activity by other firms will tend to reduce any mispricing "spread" that Tykhe attempts to capitalize on in trading on behalf of the Fund.

          o RISK OF UNWINDING POSITIONS. Due to the requirements of the 1940 Act requiring asset segregation to cover short sales, in the event of market movements the Fund may be forced to close a short position or liquidate a long position at an inopportune or unplanned time and at an unfavorable price in order to maintain requisite asset coverage of short sales.

AHL FUTURES STRATEGY RISK

        As a limited component of the Fund's portfolio (expected to range between 15% and 20% of total managed assets under normal market conditions), the Fund will invest in the AHL Futures Strategy. The Adviser will direct the Fund's investments in the AHL Futures Strategy. The AHL Futures Strategy will involve investing in a diversified portfolio of futures, options and forward contracts, swaps and other financial derivative instruments, both exchange-listed and OTC. The AHL Futures Strategy is quantitative and primarily directional (i.e., it employs statistical models of market behavior in seeking to identify and take advantage of upward and downward price trends in the futures and foreign exchange markets).

        Futures and forward markets are volatile, and to the extent the Fund is invested in such instruments, it may suffer sudden and substantial losses from time to time. Futures and forward prices are affected by complex and often unpredictable factors such as severe weather, governmental actions and other economic or political events. In fact, certain events - for example, international terrorist acts and political turmoil - may cause a large number of the highly-leveraged positions held by the Fund to move in the same direction at or about the same time. The low margin deposits normally required in futures trading in effect create a high degree of leverage so that even small price movements in the Fund's futures positions can result in significant changes in the value of those positions. Accordingly, the day-to-day value of the Fund's investments pursuant to the AHL Futures Strategy may be volatile and widely variable.

        Trend-following futures and forward trading systems such as the program that the Adviser is expected to follow for the Fund's AHL Futures Strategy generally anticipate that most of their positions will be unprofitable; they are dependent on major gains in a limited number of positions for overall success. Accordingly, the Adviser cannot trade profitably unless there are major price trends in at least some of the markets it trades. Market conditions may result in which prices move rapidly in one direction, then reverse and then reverse again. In such cases the Adviser may establish positions for the Fund's AHL Futures Strategy on the basis of incorrectly identifying the rapid movement or reversal as a trend, resulting in substantial losses. In trendless markets, there is little chance that the Fund's AHL Futures Strategy will be profitable. The Adviser's trading decisions are based on technical systems and not on an analysis of economic factors and therefore may be less responsive to continuously changing markets. The success of the AHL Futures Strategy may be substantially dependent on general market conditions, not necessarily the same market conditions which would already affect the stock and bond markets but, for example, trendless periods in the futures markets over which the Adviser has no control. The Adviser uses a single manager, single strategy allocation. Any single strategy involves risk, and that risk may be heightened in the context of managed futures strategies due to their need to continually develop and adapt their strategies to changing market conditions and historical price information. Reliance on a single manager and strategy incurs the risk of the single manager's strategy becoming outdated, as well as the risk of other adverse events affecting such single manager or strategy.

        Certain futures contracts traded by the Adviser are subject to daily price fluctuation limits restricting the maximum amount by which the price of a contract can vary during a given trading day. Once the price has moved the "daily limit," it may be economically infeasible to close out positions against which the market is moving, resulting in the Adviser being unable to limit losses incurred on certain positions held by the Fund.

        There has been an increase in interest in technical trading systems, particularly trend-following systems. As the assets under the management of trading systems based on the same general principles increase, an increasing number of traders may attempt to initiate or liquidate substantial positions at or about the same time as the Adviser, or otherwise alter historical trading patterns or affect the execution of trades, to the detriment of the AHL Futures Strategy.

        Additionally, the AHL Futures Strategy involves risks and special considerations for common shareholders, including:

          o DERIVATIVES RISK. The Fund may use derivatives to enhance return and for hedging purposes. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index, currency or other instrument to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

          o COMMODITY RISK. The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

          o COUNTERPARTY CREDIT RISK. Commodity-linked derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

          o CURRENCY RISK. The Fund's exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund's exposure to foreign currency may reduce the returns of the Fund.

          o EARLY CLOSING RISK. The Fund is subject to the risk that unanticipated early closings of the commodities exchanges will result in the Fund's inability to sell or buy commodity-linked derivatives on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of trades late in a trading day, the Fund might incur substantial trading losses.

          o COMPUTER HARDWARE AND SOFTWARE. Many components of the Adviser's critical computer hardware and software may have flaws or may at times be inaccessible. Should these components fail or be inaccessible, there is no certainty that the Adviser will be able to recover promptly and the Fund's trading performance may suffer materially as a result.

          o AFFILIATED BROKER. The Fund may utilize an affiliated broker when engaging in certain transactions within the AHL Futures Strategy.

INVESTMENT AND MARKET RISKS

        An investment in the common shares is subject to investment risk and market risk, including the possible loss of the entire principal amount of your investment. An investment in the common shares represents an indirect investment in the securities and other instruments owned by the Fund. At any point in time, common shares may be worth less than your original investment, even after taking into account the reinvestment of dividends and distributions.

MARKET DISCOUNT RISK

        Shares of closed-end investment companies like the Fund frequently trade at a price below their net asset value, commonly referred to as a "discount." This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of the Fund's investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Because the market price of the common shares will be affected by such factors as the relative demand for and supply of the common shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the public offering price. The Fund's net asset value immediately following this offering will be reduced by the deduction of the sales load and the amount of offering expenses paid by the Fund. See "Use of Proceeds."

COMMON STOCK RISK

        The Fund will invest in common stocks. Investments in common stocks involve common stock risk, which is the risk that common stocks and similar equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of individual companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

INVESTMENT COMPANY RISK

        The Fund may invest in securities of other investment companies. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, including the investment company's investment advisory and administrative fees. At the same time, the Fund would continue to pay its own investment management fees with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to similar leverage risks as those described in this prospectus.

SECTOR RISK

        While the Fund does not concentrate in any industry, to the extent that the Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. If the security selection process results in more attractive stocks within a market sector or industry, then the U.S. QLS Strategy Sub-Adviser would tend to overweight that sector or industry. Overweighting investments in certain market sectors or industries may cause the Fund to suffer a loss related to advances or declines in the prices of stocks in that sector or industry. Certain sectors can be cyclical in nature, and a prolonged downturn in such a sector could have an adverse effect on the Fund's net asset value.

DIVIDEND AND DISTRIBUTION RISK

        Dividends and distributions paid by the Fund to its common shareholders are derived in part from realized capital gains, dividends and interest income from the Fund's investments in equity and debt securities and total returns generated from the Fund's other investment techniques. The total return generated by the Fund's investments can vary widely over the short-term and long-term. If prevailing market interest rates drop, distribution rates of the Fund's portfolio holdings of preferred securities and debt securities may decline, which then may adversely affect the Fund's distributions on common shares as well. The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is using leverage. Common stocks are structurally subordinated to preferred stocks, bonds and other debt instruments, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers.

LEVERAGE RISK

        Leverage is a speculative technique that may magnify losses of the Fund and adversely affect common shareholders. The Fund will pay (and the common shareholders will bear) any costs and expenses relating to any leverage. If the income and gains earned on securities purchased with leverage proceeds are greater than the costs of leverage, the return on common shares will be greater than if leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the costs of leverage, the return to the Fund will be less than if leverage had not been used. Leverage may be achieved through, among other methods, purchases on margin and the use of options, futures, forward contracts, repurchase and reverse repurchase agreements and swaps. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

          o the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of leverage, are borne entirely by the common shareholders;

          o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any leverage that the Fund must pay will reduce the return to the holders of common shares and will reduce income available for distribution; and

          o the possible effect of leverage in a declining market, which despite the objective to achieve minimally correlated returns, may cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares.

        It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to redeem senior securities or meet payment obligations on any leverage. Such a sale would reduce the Fund's net asset value and also make it difficult for the net asset value to recover. The Fund's use of leverage may also impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

        During periods in which the Fund is using leverage or allocating to the AHL Futures Strategy, the fees received by the Fund's Adviser will be higher than if leverage had not been used or if the Fund had not allocated to the AHL Futures Strategy because the fees paid will be calculated based on the Fund's total managed assets, which include assets attributable to leverage and to the trading level of the AHL Futures Strategy. The trading level of the AHL Futures Strategy is the dollar amount set by the Adviser as available for trading the AHL Futures Strategy (discussed below).

        Lenders may impose specific restrictions as a condition to borrowing through a credit facility, and to the extent that the Fund issues preferred shares, the Fund would likely seek a credit rating from one or more nationally recognized statistical rating organizations and may therefore be subject to guidelines imposed by such rating organizations. Guidelines or restrictions imposed by a rating organization or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

PREFERRED SHARE RISKS

        If the Fund issues preferred shares, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of the common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. If the dividend rate on the preferred shares approaches the net rate of return on the Fund's portfolio of investments, the benefit to the holders of the common shares of issuing preferred shares would be reduced. If the dividend rate on the preferred shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to the holders of the Fund's common shares than if the Fund had not issued preferred shares. In addition, the Fund will pay (and the holders of the Fund's common shares will bear) any costs and expenses relating to the issuance and ongoing maintenance of any preferred shares the Fund may issue. Accordingly, the Fund cannot assure that the issuance of preferred shares will result in a higher yield or return to the holders of the Fund's common shares.

        Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by the holders of the Fund's common shares. Therefore, if the market value of the Fund's portfolio declines, the leverage obtained through the issuance of preferred shares will result in a greater decrease in net asset value to the common shareholders than if the Fund were not leveraged which may cause a greater decline in the market price for the common shares. In addition, the Fund might be in danger of failing to maintain the required asset coverage of the preferred shares, as required under the 1940 Act, or of losing its ratings on the preferred shares. In addition, the Fund's current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Fund may need to liquidate investments in order to fund a redemption of some or all of the preferred shares. Liquidation at times of low market prices may result in capital loss and may reduce returns to the common shareholders.

        In addition, the Fund may seek a credit rating on any preferred shares from one or more nationally recognized statistical rating organizations. The Fund expects that, as long as any preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agencies. Although no assurance can be given as to the nature or extent of the guidelines which may be imposed in connection with obtaining a rating of any preferred shares which the Fund may issue in the future, the Fund currently anticipates that such guidelines will include asset coverage requirements, which are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, debt securities and certain mandatory redemption requirements relating to the preferred shares. No assurance can be given that the guidelines actually imposed with respect to preferred shares by such rating agencies will be more or less restrictive than as described in this prospectus.

        The use of leverage involves risks discussed above. For example, when leverage is employed, the net asset value and market price of the Fund's common shares will be more volatile. In addition, the amount of the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not use leverage because the fees will be calculated based on the Fund's Managed Assets, which includes the proceeds from leverage, which may create a conflict of interest between the Adviser and the common shareholders.

SHORT SALE RISK

        The Fund will sell securities short. Short sales involve the risk that the Fund will incur a loss by subsequently being required to buy a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

        The use of short sales is, in effect, a form of leveraging the Fund's portfolio that could increase the Fund's exposure to the market, magnify losses and increase the volatility of returns.

        The Fund's net asset value may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions or if the securities in its long portfolio decrease less than the securities underlying its short positions. On the other hand, the Fund's net asset value may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio. If the Fund's long and short positions do not perform as anticipated, the Fund's potential losses could exceed those of other funds that hold only long stock portfolios.

        The Fund may not always be able to close out a short position at a particular time or at a favorable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Also, the Fund may not be able to borrow enough securities to fully implement the Fund's strategy.

RISKS OF LENDING PORTFOLIO SECURITIES

        To the extent the Fund engages in securities lending, there may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser or the U.S. QLS Strategy Sub-Adviser to be creditworthy and when, in the judgment of the Adviser or the U.S. QLS Strategy Sub-Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

COUNTERPARTY RISK

        The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

ADVISER RISK

        As with any managed fund, the U.S. QLS Strategy Sub-Adviser and the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

TAX RISK

        The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under the Code. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, distributed (or deemed distributed, as described below) to shareholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its shareholders an amount equal to or exceeding 90% of the sum of (i) its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses), and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed. The Fund intends to distribute annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must consist of certain types of qualifying income. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a U.S. federal tax rate that is currently 35% and, when such income is distributed, to a further tax at the shareholder level to the extent of the Fund's current or accumulated earnings and profits. The Fund relies on certain tax rules and regulations in undertaking its investment activities, including in particular the AHL Futures Strategy. If such rules and regulations were to be revised, the impact on the Fund could be significant and negative and possibly force the Fund to alter its investment operations in a manner that could reduce or even eliminate the Fund's ability to pursue effectively its strategies, in particular the AHL Futures Strategy. In such an event, the Fund may not achieve its investment objectives. The Fund has little or no ability to influence changes in tax rules and regulations. See "U.S. Federal Income Tax Matters."

ILLIQUID SECURITIES RISK

        The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. It may be difficult to sell such securities at a price representing their fair value and, where registration of such securities is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell.

INFLATION RISK

        Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the actual value of certain portfolio securities and distributions thereon can decline.

DEFLATION RISK

        Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

NON-DIVERSIFIED STATUS

        As a "non-diversified" investment company under the 1940 Act, the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in securities of a single issuer and, accordingly, may invest a greater portion of its assets in the securities of a similar number of securities than a diversified fund. An investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's common shares. The Fund intends to comply with the diversification requirements of the Code for qualification as a regulated investment company.

MARKET DISRUPTION RISK

        The U.S. securities markets are subject to disruption as a result of terrorist activities such as the terrorist attacks on the World Trade Center on September 11, 2001; the war in Iraq and its aftermath; other hostilities; and other geopolitical events. Such events have led, and may in the future lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.

ANTI-TAKEOVER PROVISIONS

        Certain provisions of the Fund's Declaration of Trust and By-Laws, including the use of a classified board, could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify its structure. These provisions may have the effect of depriving common shareholders of an opportunity to sell their shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end status. See "Certain Provisions of the Fund's Declaration of Trust and By-Laws."

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

        The Fund's Board of Trustees has overall responsibility for the management of the Fund. The Board of Trustees decides upon matters of general policy and reviews the actions of the Adviser, the U.S. QLS Strategy Sub-Adviser and other service providers of the Fund. The names and business addresses of the Board of Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the statement of additional information.

THE ADVISER

        Man Investments (USA) Corp. ("Man" or the "Adviser") is the Fund's adviser pursuant to an investment management agreement with the Fund (the "Investment Management Agreement") and is responsible for the day-to-day management of the Fund's AHL Futures Strategy as well as the allocation and oversight of the U.S. QLS Strategy Sub-Adviser. Man's headquarters are at 123 N. Wacker Drive, 28th Floor, Chicago, IL 60606. In rendering investment advisory services, the Adviser expects to use the resources of Man-AHL (USA) Limited ("AHL"), an affiliate of the Adviser. AHL is not registered with the SEC as an investment adviser under the Advisers Act. AHL has entered into a Memorandum of Understanding ("MOU") with the Adviser pursuant to which AHL is considered a "Participating Affiliate" of the Adviser as that term is used in relief granted by the staff of the Securities and Exchange Commission allowing U.S. registered investment advisers to use portfolio management and trading resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from AHL may render portfolio management, research or trading services to clients of the Adviser, including the Fund, as Affiliated Associated Persons of the Adviser under the MOU, and are subject to supervision by the Adviser. Pursuant to the Investment Management Agreement, and subject to oversight by the Fund's Board, the Adviser will be responsible for the Fund's overall investment program, structuring and managing the AHL Futures Strategy, and monitoring the performance of the U.S. QLS Strategy Sub-Adviser. The Adviser as of [ ], 2007 had total assets of approximately $[ ] under management. The Adviser is an indirect wholly-owned subsidiary of Man Group plc, a company listed on the London Stock Exchange, which is a constituent of the FTSE100 Index of leading U.K. companies. Man Group plc is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, and engaging in broker-dealer transactions. Man is a part of the Man Investments Division of Man Group plc, which managed approximately $[ ] billion in assets as of [ ], 2007, including approximately $[ ] billion in various AHL futures trading programs.

        In return for services provided by the Adviser, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a fee in the amount of [ ]% of the average daily total managed assets of the Fund, subject to the limitation that the amount of average daily total managed assets on which the fee is paid shall not exceed 150% of the Fund's average daily net assets. "Total managed assets" represents the total net assets of the Fund, plus amounts borrowed in connection with the U.S. QLS Strategy, plus the trading level of the AHL Futures Strategy (as discussed below), minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowings or the issuance debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies and/or (iv) any other means.

        The "trading level" of the AHL Futures Strategy is the dollar amount set by the Adviser as available for trading the AHL Futures Strategy. The Adviser will use the trading level to determine the notional value of positions taken pursuant to the AHL Futures Strategy. The trading level will consist of the amount the Fund places with a broker as margin for positions within the AHL Futures Strategy plus a portion of the notional value of these positions and will not change as a result of daily fluctuations in the AHL Futures Strategy. As such, the trading level will always be an amount substantially lower than the notional value of the positions taken in the AHL Futures Strategy. The Adviser will reset the trading level monthly based on the relative performance of the U.S. QLS Strategy and the AHL Futures Strategy. The Fund's Board will oversee and review the trading level set by the Adviser on a periodic basis. The trading level of the AHL Futures Strategy will not exceed 20% of the Fund's total managed assets.

        Common shareholders should note that the Adviser may earn substantial fees attributable to the inclusion of the Fund's AHL Futures Strategy trading level in the calculation of total managed assets even if such investments are not profitable to the Fund.

        THE METHOD OF CALCULATING THE ADVISER'S MANAGEMENT FEE IS DIFFERENT FROM THE WAY SOME CLOSED-END INVESTMENT COMPANIES TYPICALLY CALCULATE MANAGEMENT FEES. Traditionally, closed-end investment companies calculate management fees based on a measure of assets that would not include the trading level of the Fund's derivative positions. The Fund's fee is calculated differently because the Fund's leverage strategy is, in part, different from the leverage strategy employed by many other closed-end investment companies. Although the Fund expects to obtain leverage through the use of borrowings, it also expects to make substantial use of derivative contracts in its AHL Futures Strategy for leverage purposes rather than relying exclusively on borrowings or on other traditional forms of leverage used by many closed-end investment companies (such as issuing preferred stock). The Adviser's fee would be lower if its fee was calculated in the more traditional fashion because it would not earn fees on the trading level of the AHL Futures Strategy. As a result, the Adviser will benefit as the Fund incurs indebtedness, issues preferred stock or engages in derivative transactions in its AHL Futures Strategy. By way of example, if the Fund has $1.5 million in total managed assets and $250,000 of this constitutes the trading level of the AHL Futures Strategy (as described above), the following illustrates how the investment management fee would be different if the fee base did not include the trading level of the AHL Futures Strategy:

                                              FUND'S            CONVENTIONAL
                                          MANAGEMENT FEE       MANAGEMENT FEE
                                            CALCULATION          CALCULATION
                                         ----------------     ----------------
Assets used to calculate
management fee........................      $[        ]          $[        ]

Annual management fee
(before expense reimbursement)
      (     ).........................      $[        ]          $[        ]

        The Adviser, in coordination with the custodian, has implemented compliance monitoring systems to accurately track the trading level of the AHL Futures Strategy for purposes of determining total managed assets in calculating the management fee. This monitoring function is overseen by the Fund's Chief Compliance Officer and is designed, implemented and monitored separately from portfolio management functions. In addition, the Adviser will monitor the Fund's use of leverage through derivative contracts for continued appropriateness. The Fund's Board will be provided with periodic reports concerning the Fund's use of leverage, including the types and amounts utilized and the impact upon returns to common shareholders.

        [MICHAEL LOZOWSKI is responsible for the allocation and oversight of the U.S. QLS Strategy Sub-Adviser as well as the Fund's allocation to the AHL Futures Strategy. Mr. Lozowski has been employed by the Adviser since [ ].

THE U.S. QLS STRATEGY SUB-ADVISER

        Tykhe Capital LLC ("Tykhe" or the "U.S. QLS Strategy Sub-Adviser") acts as the Fund's sub-adviser for the U.S. QLS Strategy pursuant to a sub-advisory agreement with the Adviser (the "Sub-Advisory Agreement"), and is responsible for the day-to-day management of the portion of the Fund's assets dedicated to the U.S. QLS Strategy. Tykhe is a Delaware limited liability company and is registered with the SEC as an investment adviser under the Advisers Act. Tykhe managed approximately $[ ] in assets as of [ ], 2007. Tykhe runs a number of private investment funds using multiple strategies, including the U.S. QLS Strategy.

        Tykhe has in place a team of researchers and traders that collaborate, under the supervision of Tykhe's four principals, on developing, refining, and monitoring the systems and programs that implement the U.S. QLS Strategy used to trade the Fund's assets. Those four principals are:

        ROSS GARON. Ross Garon graduated magna cum laude from Harvard University in the spring of 1993 with a degree in Social Studies. Following college, he joined D. E. Shaw & Co. and was a member of the team that established the firm's London presence and successful customer business in equity-linked securities (now KBC Financial Products). In 1994, Ross moved to Tokyo to establish the Japanese presence of D. E. Shaw Securities International. In 1997, Ross joined Commerzbank's securities operation as the head of global business management. In 1998, Ross returned to New York to become responsible for Commerzbank's equities business in the United States. In 2000, Ross and several partners founded Blink.com, an internet technology company with over one million consumer customers.

        Y. THOMAS KU. Y. Thomas Ku came to the United States in 1986, at the age of 16 from Shanghai, China. After graduating magna cum laude in Computer Science from Harvard University in 1992, Tom joined D. E. Shaw & Co. in New York, moving to London in 1994. After leaving Shaw in December 1998, Tom joined Paloma Partners, working in the trading group which became Amaranth. At Paloma/Amaranth, he re-built and traded the European convertible arbitrage portfolio and spearheaded the firm's statistical arbitrage research and quantitative trading programs.

        DR. XIAOLEI ZHU. Xiaolei Zhu received a B.S. in applied mathematics (first in his class) from the California Institute of Technology (CalTech) in 1990. After earning his Ph.D. in Scientific Computing from Stanford University, Xiaolei joined the London office of D. E. Shaw & Co. in July 1996. He joined the hedge fund Arbitrade as the Head of Quantitative Research in January 1999. After Arbitrade was bought by Knight Securities, Xiaolei left Knight and joined Goldman Sachs Statistical Arbitrage Group in May 2000. Xiaolei was most recently a Vice President in the Statistical Arbitrage Group at Goldman where he ran several U.S. statistical arbitrage strategies.

        DR. STEVEN LIN. Steven Lin received his Ph.D. in Statistics from the University of California at Berkeley, where he conducted research on mathematical finance. He received his B.S. and B.A. in Mathematics and Economics from Stanford University. His previous work experience includes working on derivatives valuation models at various investment banks, and developing quantitative trading strategies for hedge funds, most recently at Deephaven Capital Management.

        Additional information about the portfolio managers' compensation, other accounts managed by them, the ownership of securities in the Fund by each of them and other information are provided in the statement of additional information.

ADVISORY AGREEMENTS

        Pursuant to the Investment Management Agreement, the Adviser is responsible for managing the Fund's portfolio, subject at all times to the general oversight of the Fund's Board of Trustees. The Fund has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of [ ]% of the Fund's average daily total managed assets for the services it provides, subject to the limitation that the amount of average daily total managed assets on which the fee is paid shall not exceed 150% of the Fund's average daily net assets. "Total managed assets" represents the total net assets of the Fund, plus amounts borrowed in connection with the U.S. QLS Strategy, plus the trading level of the AHL Futures Strategy. The trading level of the AHL Futures Strategy is the dollar amount set by the Adviser as available for trading the AHL Futures Strategy.

        In addition to the fees of the Adviser, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

        Because the fees received by the Adviser are based on the total managed assets of the Fund, the Adviser has a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Adviser and the holders of common shares. Because leverage costs will be borne by the Fund at a specified rate of return, the Fund's investment management fees and other expenses, including expenses incurred as a result of any leverage, are paid only by the common shareholders and not by holders of preferred stock or borrowings. See "Use of Leverage."

        Pursuant to the Sub-Advisory Agreement, Tykhe, under the oversight of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's securities portfolio, provides investment research and makes and executes recommendations for the purchase and sale of securities. The Adviser, not the Fund, will pay Tykhe a sub-advisory fee based upon the total managed assets of the Fund.

        A discussion of the basis for the Board of Trustee's approval of the Fund's Investment Management Agreement and Sub-Advisory Agreement will be provided in the Fund's initial shareholder report. The basis for subsequent continuations of these agreements will be provided in annual or semi-annual reports to shareholders for the periods during which such continuations occur.

THE ADMINISTRATOR

        The Fund has retained [ ] (the "Administrator") to provide certain administrative services to the Fund. Under the terms of the administration agreements with the Fund, the Administrator provides certain administrative services to the Fund, including, among others: providing support services and personnel as necessary to provide such services to the Fund; preparing or assisting in the preparation of various reports, assisting in the communications and regulatory filings of the Fund; monitoring the Fund's compliance with federal and state regulatory requirements (other than those relating to investment compliance); coordinating and organizing meetings of the Board and meetings of common shareholders and preparing related materials; and maintaining and preserving certain books and records of the Fund. The principal business address of the Administrator is [ ].

     The Administrator is paid a monthly administration fee (the "Administration Fee") that is not expected to exceed [ ]% (on an annualized basis) of the Fund's average daily [net/total managed] assets.


CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     [       ] will act as the Fund's custodian.  [       ] will act as the
Fund's transfer agent and dividend-disbursing agent.

                                 NET ASSET VALUE

        Net asset value per share is determined daily as of the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern time) ("Value Time"). Net asset value is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of common shares outstanding.

        An equity security or other investment traded on an exchange is valued at its most recent sale price on the security's or investment's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.

        Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Other debt securities not addressed above are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

        An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the NYSE. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

        If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset will be determined to be an amount that, in the opinion of the Fund's Valuation Committee, represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Valuation Committee.

                           DIVIDENDS AND DISTRIBUTIONS

        Commencing with the first dividend, the Fund intends to distribute all or substantially all of its net investment income quarterly to holders of common shares. The Fund expects to declare its initial quarterly dividend within 90 days and pay its initial quarterly dividend within 120 days after the completion of this offering, depending on market conditions. Dividends and distributions may be payable in cash or common shares, with the option to receive additional common shares in lieu of cash. The Fund may at times, in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders. The amount of quarterly distributions may vary depending on a number of factors, including the costs of any leverage. As portfolio and market conditions change, the amount of dividends on the Fund's common shares could change. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year both to reduce its federal income tax liability and to avoid a potential excise tax. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain, as each term is defined in the Code.

        Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

        While any preferred stock is outstanding, the Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accumulated preferred dividends have been paid and
(ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

        In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common shares in the event of a default on the Fund's borrowings. If the Fund's ability to make distributions on its common shares is limited, such limitations could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders.
See "Use of Leverage" and "U.S. Federal Income Tax Matters."

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

        Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a common shareholder may elect to have all dividends and distributions (including all capital gain dividends) automatically reinvested in shares of common shares of the Fund (each a "Participant"). Common shareholders should
contact [      ] at (800) XXX-XXXX to elect to participate in the Plan. Common shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee about participating in the Plan. If a common shareholder of the Fund does not elect to participate, such common shareholder will receive all distributions in cash paid by check mailed directly to such
common shareholder by [       ], as dividend paying agent.

        [       ] (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Trustees of the Fund to act as agent for each Participant under the Plan. The Fund's transfer agent and dividend-disbursing agent (the "Transfer Agent") will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant, the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

        Whenever the Fund declares an income dividend or a capital gains distribution payable in common shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional common shares of the Fund, and the Fund's Transfer Agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's common shares on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common shares on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the common shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not a NYSE trading date, then the next preceding NYSE trading date.

        Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of common stock for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

        For all purposes of the Plan: (a) the market price of the common shares on a particular date shall be the mean between the highest and lowest sales prices on the NYSE on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution;
(b) net asset value per share of the common shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

        The Fund's Transfer Agent will record shares acquired pursuant to the Plan in non-certificated form on the books of the Fund in the Participant's name. The Fund's Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Fund's Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares. The Fund's Transfer Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Fund's Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Fund's Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes.

Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Fund's Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

        Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

        The Plan Agent's and/or Fund's Transfer Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund.

        Participants may terminate their accounts under the Plan by notifying the Fund's Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Fund's Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Fund's Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction of a share to be delivered to such Participant without charge.

        If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Fund's Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

        The reinvestment of dividends and capital gains distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Fund's Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the shareholder would have received if the shareholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the shareholder. U.S. shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under
Section 3406 of the Code, if such shareholder is subject to the back-up withholding tax, including, without limitation, by reason of (i) such shareholder failing to furnish to the Fund his or her taxpayer identification number (the "TIN"), which for an individual is his or her social security number; (ii) the IRS notifying the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifying the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder failing to certify, under penalties of perjury, that he or she is not subject to back-up withholding. Shareholders should timely submit all information and certifications required in order to exempt them from backup withholding if such exemption is available to them. It is a shareholder's responsibility to supply such information and certifications to the Fund or their brokers, as necessary.

        The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and

Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Fund's Transfer Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under the Plan's terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or the Fund's Transfer Agent under the Plan's terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Trustees such operation would not be in the interests of the Fund's shareholders generally, then the Fund's Board of Trustees shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

        Each of the Plan Agent and Fund's Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors, unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees. The terms and conditions of the Plan are governed by the laws of the State of New York.

        All correspondence and inquiries concerning the plan should be directed
to [           ] at [      ] or (800) XXX-XXXX.

                            DESCRIPTION OF THE SHARES

        The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated and filed with the Secretary of The Commonwealth on [ ], 2007 (the "Declaration of Trust"). The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of common shares. The Fund intends to hold annual meetings of common shareholders in compliance with the requirements of the New York Stock Exchange.

COMMON SHARES

        The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, $0.01 par value per share. Each common share represents an equal proportionate interest in the assets of the Fund with each other common share in the Fund. Holders of common shares will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the holders of common shares. Each whole common share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the Securities and Exchange Commission. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the holders of the common shares. The Declaration of Trust provides that common shareholders are not liable for any liabilities of the Fund, and requires inclusion of a clause to that effect in agreements entered into by the Fund and, in coordination with the Fund's By-laws, indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, in certain limited circumstances, be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Fund's Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability remote.

        While there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its common shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund's total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940

Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating organization (a "Rating Agency"). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its common shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund's status as a regulated investment company. Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

        The Fund has no present intention of offering additional common shares, except as described herein. Other offerings of its common shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per common share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing common shareholders or with the consent of a majority of the Fund's outstanding common shares. The common shares have no preemptive rights.

        The Fund generally will not issue common share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full common shares credited to an investor's account. common share certificates that have been issued to an investor may be returned at any time.

REPURCHASE OF COMMON SHARES AND OTHER METHODS TO ADDRESS POTENTIAL DISCOUNT

        Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time to time it may be in the interest of common shareholders for the Fund to take corrective actions to reduce trading discounts in the common shares. The Board, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the common shares and will consider such factors as the market price of the common shares, the net asset value of the common shares, the liquidity of the assets of the Fund, the effect on the Fund's expenses, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the common shares trading at a price equal to or approximating their net asset value. The Board, in consultation with the Adviser, may from time to time review other possible actions to reduce trading discounts in the common shares.

PREFERRED SHARES

        The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights (the "preferred shares") in one or more series, with rights as determined by the Board, by action of the Board without the approval of the common shareholders.

        Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating for preferred shares, asset coverage requirements in addition to those set forth in the 1940 Act may be imposed. The liquidation value of any preferred shares would be expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of any preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of such preferred shares may also enable the Fund to lengthen such intervals. At times, the distribution rate as redetermined on any preferred shares could exceed the Fund's return after expenses on the investment of proceeds from the preferred shares and the Fund's leveraged capital structure would result in a lower rate of return to common shareholders than if the Fund were not so structured.

      In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to common shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund. Holders of preferred shares, voting as a class, would be entitled to elect two of the Fund's Trustees, if any preferred shares are issued. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be entitled to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by a Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the common shareholders, issuance of the preferred shares may result in more restrictive provisions than required under the 1940 Act. In this regard, holders of preferred shares may, for example, be entitled to elect a majority of the Fund's Board if only one dividend on the preferred shares is in arrears.

        In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from a Rating Agency. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such Rating Agency. Based on previous guidelines established by Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by a Rating Agency would be more or less restrictive than those described in this prospectus.

        The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction and qualified dividend income) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its common shares and any preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year.

EFFECTS OF LEVERAGE

        In the event that the Fund determines to utilize investment leverage, there can be no assurance that such a leveraging strategy would be successful during any period in which it is employed. Leverage creates risks for common shareholders, including the likelihood of greater volatility of net asset value and market price of the common shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to common shareholders. To the extent that amounts available for distribution derived from securities purchased with the proceeds of leverage exceed the cost of such leverage, the Fund's distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from securities purchased with leverage proceeds are not sufficient to cover the cost of leverage, distributions to common shareholders would be less than if leverage had not been used. In the latter case, The Adviser, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by common shareholders and consequently would result in a reduction of the net asset value of common shares. See "Principal Risks of the Fund -- Leverage Risk." In addition, the fee paid to the Adviser will be calculated on the basis of total managed assets of the Fund including proceeds from the issuance of preferred shares. In this regard, holders of preferred shares would not bear the investment advisory fee. Rather, common shareholders would bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of any preferred shares offering. See "Principal Risks of the Fund -- Leverage Risk."

ANTI-TAKEOVER PROVISIONS

        The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving common shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

        In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

        The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of common shareholders generally. Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

CONVERSION TO OPEN-END FUND

        The Fund may be converted to an open-end management investment company at any time if approved by the lesser of (i) two-thirds or more of the Fund's then outstanding common shares and preferred shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding common shares and preferred shares (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would eliminate any future leveraged capital structure of the Fund with respect to the common shares. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. The Board believes that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund were to convert to an open-end investment company, the Fund expects it would pay all such redemption requests in cash, but would likely reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load. The U.S. QLS Strategy Sub-Adviser may exercise its rights to terminate the Sub-Advisory Agreement if the Fund converts to an open-end Fund.

                         U.S. FEDERAL INCOME TAX MATTERS

        The following is a description of certain U.S. federal income tax consequences to a shareholder that acquires, holds and/or disposes of common shares of the Fund. This discussion reflects applicable income tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS, possibly with retroactive effect. No attempt is made to present a detailed explanation of U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. In addition, no attempt is made to address state, local or foreign tax concerns or tax concerns applicable to an investor with a special tax status such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE TAX CONSEQUENCES TO THEM BEFORE INVESTING IN THE FUND.

        The Fund intends to elect to be treated, and to qualify each year, as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders. In order to qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership. In addition, the Fund must also diversify its holdings so that, at the end of each quarter of its taxable year (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or of one or more qualified publicly traded partnerships.

        If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund's ordinary income (computed on a calendar year basis), plus 98% of the Fund's capital gain net income (generally computed for the one-year period ending on October 31). The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

        If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its shareholders would not be deducted by the Fund in computing its taxable income. In such event, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of U.S. federal income taxation in taxable years beginning on or before December 31, 2010, provided in each case that certain holding period and other requirements are satisfied.

        A portion of the Fund's AHL Futures Strategy will be conducted through the Offshore Corporation. For U.S. federal income tax purposes, the Offshore Corporation will be a "controlled foreign corporation," as defined in Section 957 of the Code ("CFC"), of which the Fund is a "United States shareholder," defined in Section 951(b) of the Code. As a result, the Fund will be required to include in income, as ordinary income, all or substantially all of the Offshore Corporation's income, regardless of whether the Offshore Corporation makes any distributions (such income inclusions, "Subpart F inclusions"). The Fund expects that its investment in, and its Subpart F inclusions with respect to, the Offshore Corporation will satisfy the asset diversification and qualifying income requirements necessary for the Fund to qualify as a "regulated investment company" under the Code.

        The Fund intends to cause the Offshore Company to make distributions each year equal to the amount of the Fund's Subpart F inclusions with respect to the Offshore Company for such year. The income recognized by the Offshore Corporation, and thus the Fund's Subpart F inclusion, may exceed the Offshore Corporation's distributable cash in any taxable year. In particular, the Offshore Corporation is expected to hold "Section 1256 contracts," as defined in the Code, which it must mark to market (i.e., treat as having sold for fair market value) for U.S. federal income tax purposes at the end of each taxable year. To the extent that the Offshore Company did not make a corresponding distribution in any taxable year, it is possible that the Fund's Subpart F inclusion for such taxable year would not constitute qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company for U.S. federal income tax purposes for such taxable year. Although the IRS has issued a private letter ruling to another regulated investment company concluding that such Subpart F inclusions would constitute qualifying income, the Fund does not intend to obtain a private letter ruling from the IRS.

        Generally, a non-U.S. corporation, such as the Offshore Corporation, that derives U.S. source income or gain from investing or engaging in a U.S. business is taxable on two categories of income. The first category consists of amounts that are fixed or determinable, annual or periodical income, such as interest, dividends and rent that are not connected with the operation of a U.S. trade or business ("FDAP"). The second category is income that is effectively connected with the conduct of a U.S. trade or business ("ECI"). FDAP (other than interest that is considered "portfolio interest") is generally subject to a 30% withholding tax on the gross amount of the payments received. In contrast, ECI is generally subject to U.S. tax on a net basis at graduated corporate income tax rates upon the filing of a U.S. tax return, as well as an additional branch profits tax.

        Section 864(b)(2) of the Code provides a safe harbor pursuant to which a foreign entity that engages in the United States in trading securities or commodities for its own account will not be deemed to be engaged in a U.S. trade or business. The safe harbor for commodities trading applies, however, only if the commodities are of a kind customarily dealt in on an organized commodity exchange and if the transaction is of a kind customarily consummated on such an exchange. Moreover, the safe harbor does not apply to a dealer in securities or commodities. The Offshore Corporation generally intends to conduct its activities in a manner so as to meet the requirements of this safe harbor, although certain precious metal contracts that are part of the AHL Futures Strategy may not qualify for the safe harbor. If its activities are conducted in a manner meeting the requirements of the safe harbor, the Offshore Corporation's commodities futures trading activities will not constitute a U.S. trade or business, and the Offshore Corporation generally should not be subject to U.S. federal income tax on its trading profits.

        Assuming that the Offshore Corporation is not treated as engaging in a U.S. trade or business, the Offshore Corporation will not be subject to any U.S. federal income tax on capital gains recognized in connection with its futures trading program. To the extent that the Offshore Corporation trades regulated futures contracts that are considered "1256 contracts" (as described below) its profits will be treated as a combination of short-term and long-term capital gain. To the extent the Offshore Corporation receives U.S. source FDAP that is not ECI, the Offshore Corporation will be subject to the 30% withholding tax with respect to such FDAP except to the extent such FDAP consists of "portfolio interest."

        Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income,
(iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and
(vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its investments and transactions and may make certain federal income tax elections where applicable in order to mitigate the effect of these provisions, if possible.

        Certain of the Fund's investments, including investments in "Section 1256 contracts" and investments in "passive foreign investment companies," may cause the Fund to recognize income for U.S. federal income tax purposes without a corresponding receipt of cash. In that case, the Fund may be required to sell investments or to borrow in order to make sufficient distributions to avoid being subject to U.S. federal income tax or excise tax.

        The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be able to include such taxes in their gross income and will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns.

        A common shareholder may elect to have all dividends and distributions automatically reinvested in shares of common shares of the Fund pursuant to the Plan. If a common shareholder does not elect to participate in the Plan, such common shareholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all dividends will generally be taxable regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. Distributions of the Fund's investment company taxable income will generally be taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. However, a portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for "qualified dividend income" available to noncorporate shareholders under Section 1(h)(11) of the Code for taxable years beginning on or prior to December 31, 2010, provided in each case certain holding period and other requirements are met. Distributions of net capital gain, if any, are generally taxable as long-term capital gain for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder's basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his, her, or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares. The U.S. federal income tax status of all dividends and distributions will be designated by the Fund and reported to the shareholders annually.

        The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder's gross income and the tax deemed paid by the shareholders.

        Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

        If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

        Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder's adjusted tax basis in the shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term if the shareholder's holding period for the shares is more than one year, and short-term if it is one year or less, at the time of such sale or exchange. However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales. The ability to deduct capital losses may be limited. In addition, losses on sales or other dispositions of shares may be disallowed under the "wash sale" rules in the event that substantially identical shares are acquired (including pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired.

        The Fund is required in certain circumstances to backup withhold at a current rate of 28% on reportable payments (including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Fund's shares) made to certain holders of the Fund's shares who do not furnish the Fund with their correct social security number or other TIN and certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

        This prospectus does not address the U.S. federal income tax consequences to a non-U.S. shareholder of an investment in common shares. Non-U.S. shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of such status).

        THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS THEREUNDER CURRENTLY IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE FEDERAL INCOME TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, FOREIGN, STATE, AND LOCAL INCOME OR OTHER TAXES BEFORE MAKING AN INVESTMENT IN THE FUND.

                                  UNDERWRITERS

        Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus, the underwriters named below, for whom Morgan Stanley & Co. Incorporated is acting as representative, have severally agreed to purchase, and the Fund has agreed to sell to them, the number of common shares indicated below.

                                                                  NUMBER OF
NAME                                                            COMMON SHARES
--------------------------------------------------------------------------------

Morgan Stanley & Co.  Incorporated .....................



                                                             -------------------
 Total..................................................
                                                             ===================

        The underwriters are offering the common shares subject to their acceptance of the common shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the common shares offered by this prospectus are subject to the approval of legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the common shares offered by this prospectus if any such common shares are taken. However, the underwriters are not required to take or pay for the common shares covered by the underwriters' over-allotment option described below.

        The underwriters initially propose to offer part of the common shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $ a share under the initial offering price. Any underwriter may allow, and such dealer may reallow, a concession not in excess of $ a share to the other underwriters or to certain dealers. After the initial offering of the common shares, the offering price and other selling terms may from time to time be varied by the representative. The underwriting discounts and commissions (sales load) of $0.90 a share are equal to 4.5% of the initial offering price. Investors must pay for any common shares purchased on or before , 2007.

        The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of common shares at the initial offering price per common share listed on the cover page of this prospectus, less underwriting discounts and commissions. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the common shares offered by this prospectus. To the extent the option is exercised, each underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional common shares as the number listed next to the underwriter's name in the preceding table bears to the total number of common shares listed next to the names of all underwriters in the preceding table. If the underwriters' over-allotment option is exercised in full, the total price to the public would be $ , the total underwriters' discounts and commissions (sales load) would be $ , the estimated offering expenses would be $ and the total proceeds to the Fund would be $ .

        The following table summarizes the estimated expenses and compensation that the Fund will pay:

                                                       PER SHARE                          TOTAL

                                          WITHOUT OVER-           WITH OVER-   WITHOUT OVER-    WITH OVER-
                                            ALLOTMENT             ALLOTMENT      ALLOTMENT      ALLOTMENT
                                        --------------------------------------------------------------------
Expenses payable by the Fund                $                       $           $                $
Underwriters discounts and commissions      $                       $           $                $
(sales load)

        The fees described below under "--Additional Compensation to Be Paid by the Adviser" are not reimbursable to the Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

        Offering expenses paid by the Fund (other than underwriting discounts and commissions) will not exceed $0.04 a common share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser or an affiliate will pay the excess. The aggregate offering expenses (excluding underwriting discounts and commissions) are estimated to be $ in total.

        The underwriters have informed the Fund that they do not intend sales to discretionary accounts to exceed five percent of the total number of common shares offered by them.

        In order to meet requirements for the New York Stock Exchange, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 common shares ($2,000).

        The Fund intends to apply to list its common shares on the New York Stock Exchange under the symbol "MTY."

        The Fund has agreed that, without the prior written consent of Morgan Stanley & Co. Incorporated, on behalf of the underwriters, it will not, during the period ending 180 days after the date of this prospectus:

          o offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any common shares or any securities convertible into or exercisable or exchangeable for common shares, or

          o enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common shares,

whether any such transaction described above is to be settled by delivery of common shares or such other securities, in cash or otherwise; or file any registration statement with the Securities and Exchange Commission relating to the offering of any common shares or any securities convertible into or exercisable or exchangeable for common shares. This lock-up agreement will not apply to the common shares to be sold pursuant to the underwriting agreement or any common shares issued pursuant to the Fund's Dividend Reinvestment Plan.

        In order to facilitate the offering of the common shares, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares. The underwriters currently expect to sell more common shares than they are obligated to purchase under the underwriting agreement, creating a short position in the common shares for their own account. A short sale is covered if the short position is no greater than the number of common shares available for purchase by the underwriters under the over-allotment option (exercisable for 45 days from the date of this prospectus). The underwriters can close out a covered short sale by exercising the over-allotment option or purchasing common shares in the open market. In determining the source of common shares to close out a covered short sale, the underwriters will consider, among other things, the open market price of the common shares compared to the price available under the over-allotment option. The underwriters may also sell common shares in excess of the over-allotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the underwriters may bid for, and purchase, common shares in the open market to stabilize the price of the common shares. Finally, the underwriting syndicate may also reclaim selling concessions allowed to an underwriter or a dealer for distributing the common shares in the offering, if the syndicate repurchases previously distributed common shares in transactions to cover syndicate short positions or to stabilize the price of the common shares. Any of these activities may raise or maintain the market price of the common shares above independent market levels or prevent or retard a decline in the market price of the common shares. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

        Prior to this offering, there has been no public or private market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation among the Fund, the Adviser and the representative. There can be no assurance, however, that the price at which the common shares trade after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the common shares will develop and continue after this offering.

        The Fund anticipates that the representative and certain other underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as such brokers while they are underwriters.

        In connection with this offering, certain of the underwriters or selected dealers may distribute prospectuses electronically. The Fund, the Adviser, the U.S. QLS Strategy Sub-Adviser, and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933.

        The address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York 10036.

ADDITIONAL COMPENSATION TO BE PAID BY THE ADVISER

        In connection with this transaction, Morgan Stanley & Co. Incorporated will be paid a marketing and structuring fee by the Adviser (and not the Fund) equal to 1.25% of the aggregate price to the public of the common shares sold by Morgan Stanley & Co. Incorporated (including shares over-allotted by Morgan Stanley & Co. Incorporated regardless of whether the underwriters' over-allotment option is exercised), and which will total $ . In contrast to the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), this marketing and structuring fee will be earned by and paid to Morgan Stanley & Co. Incorporated by the Adviser for assistance to the Adviser on the design and structuring of, and marketing assistance with respect to, the Fund and the distribution of its common shares. These services provided by Morgan Stanley & Co. Incorporated to the Adviser are unrelated to the Adviser's function of advising the Fund as to its investments in securities.

        In no event will the Adviser pay the underwriters as a group more than 1.25% of the aggregate price to the public of the common shares sold in this offering, including over-allotted shares.


             CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

        [      ] serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions. [ ] is located at [ ].

        [      ], serves as the dividend-disbursing agent and transfer agent for
the Fund.  [     ] is located at [     ].

                                  LEGAL MATTERS

        The validity of the common shares offered hereby will be passed on for the Fund by Kirkpatrick & Lockhart Preston Gates Ellis LLP, Boston, Massachusetts, and for the underwriters by Davis Polk & Wardwell, New York, New York.

                             REPORTS TO SHAREHOLDERS

        The Fund will send to common shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        [          ] are the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.

                             ADDITIONAL INFORMATION

        The prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800- 225-6265.

        Statements contained in this prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this prospectus forms a part, each such statement being qualified in all respects by such reference.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

        A statement of additional information dated as of _____________, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. A statement of additional information may be obtained without charge by writing to the Fund at its address at ________________________ or by calling the Fund toll-free at (800) xxx-xxxx. The Table of Contents of the statement of additional information is as follows:

--------------------------------------------------------------------------------
Investment Restrictions
--------------------------------------------------------------------------------
Investment Policies and Techniques
--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------
Fund Service Providers
--------------------------------------------------------------------------------
Portfolio Transactions
--------------------------------------------------------------------------------
Dividends
--------------------------------------------------------------------------------
U.S. Federal Income Tax Matters
--------------------------------------------------------------------------------
Trustees and Officers
--------------------------------------------------------------------------------
Proxy Voting Guidelines
--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------
Statement of Assets and Liabilities and Report of Independent
Registered Public Accounting Firm
--------------------------------------------------------------------------------
Appendix: A Description of Ratings                                          A-1
--------------------------------------------------------------------------------

                          MAN DUAL ABSOLUTE RETURN FUND

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                       SUBJECT TO COMPLETION May 25, 2007


                   MAN DUAL ABSOLUTE RETURN FUND (the "Fund")

                       STATEMENT OF ADDITIONAL INFORMATION

                                        , 2007

      The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund's primary investment objective is to seek a high level of risk-adjusted returns and deliver competitive income and capital growth. In pursuing its objective the Fund will invest in a broad portfolio of U.S. equity securities in an effort to generate a positive return with minimal correlation to the returns of major global equity and bond market indices. The Fund also will pursue its investment objective in part through a managed futures program. There is no assurance that the Fund will achieve its objective.

      This statement of additional information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated , 2007. Investors should obtain and read the prospectus prior to purchasing shares of common stock. A copy of the prospectus may be obtained without charge, by calling the Fund at [ ].

      The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"), Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

TABLE OF CONTENTS

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................2

MANAGEMENT OF THE FUND.......................................................17

FUND SERVICE PROVIDERS.......................................................25

PORTFOLIO TRANSACTIONS.......................................................25

DIVIDENDS....................................................................27

U.S. FEDERAL INCOME TAX MATTERS..............................................28

TRUSTEES AND OFFICERS........................................................38

PROXY VOTING GUIDELINES......................................................41

ADDITIONAL INFORMATION.......................................................42

STATEMENT OF ASSETS AND LIABILITIES AND REPORT OF INDEPENDENT
        REGISTERED PUBLIC ACCOUNTING FIRM....................................43

APPENDIX:  A DESCRIPTION OF RATINGS.........................................A-1

                            INVESTMENT RESTRICTIONS

      Except as otherwise indicated, the Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance the Fund's objective will be met.

      Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless such maximum percentage is exceeded immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

      The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

      (1) borrow money, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

      (2) issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

      (3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

      (4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

      (5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

      (6) purchase physical commodities. This restriction, however, shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, from purchasing, selling or entering into futures contracts on commodities or commodity contracts, options on futures contracts on commodities or commodity contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related, commodity-related or foreign currency-related derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws; or

      (7) make loans to other persons, except by (a) the acquisition of loans, loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies,
(b) entering into repurchase agreements and (c) lending its portfolio securities.

      In regard to 7(c), the value of the securities loaned by the Fund may not exceed 33 1/3% of its total managed assets.

                      INVESTMENT POLICIES AND TECHNIQUES

      Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that either of Man Investments (USA) Corp. ("Man" or the "Investment Adviser") or Tykhe Capital LLC ("Tykhe" or the "Sub-Adviser") (collectively, the "Adviser"), in its discretion might, but is not required to, use in managing the Fund's portfolio assets. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance.

      COMMON STOCK. The Fund may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long- term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

      ILLIQUID SECURITIES AND RESTRICTED SECURITIES. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

      Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid. The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

      The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

      INVESTMENT COMPANY SECURITIES. The Fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

      For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

      Examples of index-based investments include:

      SPDRS(R): SPDRs, an acronym for "Standard & Poor's Depositary
Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

      MIDCAP SPDRS(R): MidCap SPDRs are based on the S&P MidCap 400
Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

      SELECT SECTOR SPDRS(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

      DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

      NASDAQ-100 SHARES: Nasdaq-100 Shares are based on the Nasdaq-100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

      WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

      LENDING OF PORTFOLIO SECURITIES. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and
(d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

      At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan may be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Adviser (or one of its affiliates).

      SHORT SALES. The Fund will sell securities short. When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

      The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

      Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

      Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

      The use of short sales, in effect, leverages the Fund's portfolio, which could increase the Fund's exposure to the market, magnify losses and increase the volatility of returns.

      Although the Fund's share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions or if the securities in its long portfolio decrease less than the securities underlying its short positions, the Fund's share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

      FUTURES AND OPTIONS ON FUTURES. The Fund may buy and sell financial and commodity-based futures and options on futures that are traded on a commodities exchange, board of trade or in certain instances on an OTC basis. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position. To the extent the Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act ("CEA"). The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

      A commodity-based future involves an agreement to buy or sell a set amount of a commodity at a predetermined price and date. Buyers typically use commodity-based futures to avoid the risks associated with the price fluctuations of the underlying product or raw material, while the sellers typically try to lock in a price for their products. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

      The Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. The index futures contract specifies that no physical delivery of the actual securities comprising the index will take place. Instead, settlement in cash must occur upon termination of the contract, with the settlement being the difference between the correct price and the actual level of the index at expiration of the contract.

      Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

      When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may designate liquid assets it owns consisting of cash or liquid securities as being segregated with its broker and/or custodian (and marked-to-market on a daily basis), such that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If the Fund continues to engage in the described securities trading practices and properly segregates assets, such segregated assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated assets will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

      The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain segregated assets in the form of cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

      The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain segregated assets in the form of cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain segregated assets in the form of cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

      There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Advisor's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

      RISKS ASSOCIATED WITH COMMODITY FUTURES CONTRACTS. There are several additional risks associated with transactions in commodity futures contracts.

      STORAGE. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

      REINVESTMENT. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

      OTHER ECONOMIC FACTORS. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund's investments to greater volatility than investments in traditional securities.

      COMBINED POSITIONS. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      OPTIONS. The Fund may purchase and sell put and call options on debt securities, indices (both narrow- and broad-based) and currencies for the purpose of realizing the Fund's investment objective. A put option on securities or currencies gives the purchaser of the option, upon payment of a premium, the right to deliver a specified amount of the securities or currencies to the writer of the option on or before a fixed date at a predetermined price. A put option on a securities index gives the purchaser of the option, upon payment of a premium, the right to a cash payment from the writer of the option if the index drops below a predetermined level on or before a fixed date. A call option on securities or currencies gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of the securities on or before a fixed date at a predetermined price. A call option on a securities index gives the purchaser of the option, upon payment of a premium, the right to a cash payment from the writer of the option if the index rises above a predetermined level on or before a fixed date.

      Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks. Risks associated with options transactions include: (1) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (2) there may not be a liquid secondary market for options; and (3) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

      STRATEGIC TRANSACTIONS AND DERIVATIVES. In the course of pursuing its investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund. Certain Strategic Transactions may require segregation of Fund assets, as described below under "Segregated Assets."

      Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

      CURRENCY TRANSACTIONS. The Fund may engage in currency transactions with Counterparties. Currency transactions include forward currency contracts, exchange listed and OTC currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from another NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

      The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

      The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

      To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the Euro, the Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell Euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

      RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

      COMBINED TRANSACTIONS. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

      SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

      Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

      U.S. GOVERNMENT SECURITIES. There are two broad categories of U.S. government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. government agencies.

      Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

      Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

      U.S. government securities may include "zero coupon" securities that have been stripped by the U.S. government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. government agency or instrumentality.

      Interest rates on U.S. government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

      The government guarantee of the U.S. government securities in the Fund's portfolio does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in U.S. government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. government securities will tend to decline, and as interest rates fall the value of the Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund's average portfolio maturity. As a result, the Fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

      WHEN-ISSUED SECURITIES. The Fund may from time to time purchase securities on a "when-issued," "delayed delivery" or "forward delivery" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

      To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will segregate cash or liquid assets in an amount equal in value to commitments for such securities.

      ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

      Zero coupon securities include municipal securities, securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm, from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS[TM]") and Certificate of Accrual on Treasuries ("CATS[TM]"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Fund, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund intends to adhere to the current SEC staff position that privately stripped obligations should not be considered U.S. government securities for the purpose of determining if the Fund is "diversified" under the 1940 Act.

      The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

      When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells.

      SEGREGATED ASSETS. Many Strategic Transactions, in addition to other requirements, require that the Fund segregates cash or liquid assets with its custodian to the extent that obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

      A currency contract that obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's net obligations or to segregate liquid assets equal to the amount of the Fund's net obligation. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

      OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

      With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

      Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated cash or liquid assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

                          MANAGEMENT OF THE FUND

INVESTMENT ADVISER

      Man Investments (USA) Corp. (the "Investment Adviser" or "Man"), with headquarters at 123 N. Wacker Drive, 28th Floor, Chicago, IL 60606, is the Fund's Investment Adviser pursuant to an investment management agreement with the Fund (the "Investment Management Agreement"). The Investment Adviser is a Delaware corporation and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Investment Adviser is also registered with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association (the "NFA"). The Investment Adviser is responsible for the day-to-day management of the Fund's

AHL Futures Strategy as well as the allocation and oversight of the Sub-Adviser. In rendering investment advisory services, the Investment Adviser may use the resources of Man-AHL (USA) Limited ("AHL"), an affiliate of the Investment Adviser which is not a U.S. registered adviser. AHL has entered into a Memorandum of Understanding ("MOU") with the Investment Adviser pursuant to which AHL is considered a "Participating Affiliate" of the Investment Adviser as that term is used in relief granted by the staff of the Securities and Exchange Commission allowing U.S. registered investment advisers to use portfolio management and trading resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from AHL may render portfolio management, research or trading services to clients of the Investment Adviser, including the Fund, as Affiliated Associated Persons of the Investment Adviser under the MOU, and are subject to supervision by the Investment Adviser. Pursuant to the Investment Management Agreement, and subject to oversight by the Fund's Board, the Investment Adviser will be responsible for the Fund's overall investment program, structuring and managing the AHL Futures Strategy, and monitoring the performance of the Sub-Adviser. The Investment Adviser as of [ ], 2007 had total assets of approximately $[ ] under management. The Investment Adviser is an indirect wholly-owned subsidiary of Man Group plc, a company listed on the London Stock Exchange, which is a constituent of the FTSE100 Index of leading U.K. companies. Man Group plc is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, and engaging in broker-dealer transactions. Man is a part of the Man Investments Division of Man Group plc, which managed approximately $[ ] billion in assets as of [ ], 2007, including approximately $[ ] billion in various AHL futures trading programs.

      The Fund's Board of Trustees has overall responsibility for the oversight of the management of the Fund.

INVESTMENT MANAGEMENT AGREEMENT

      In return for services provided by the Investment Adviser, facilities and payments, the Fund has agreed to pay the Investment Adviser as compensation under the Investment Management Agreement a fee in the amount of [ ]% of the average daily total managed assets of the Fund , subject to the limitation that the amount of average daily total managed assets on which the fee is paid shall not exceed 150% of the Fund's average daily net assets. "Total managed assets" represents the total net assets of the Fund, plus amounts borrowed in connection with the U.S. QLS Strategy, plus the trading level of the AHL Futures Strategy, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowings or the issuance debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies and/or (iv) any other means. In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including compensation of its Independent Trustees, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

      The "trading level" of the AHL Futures Strategy is the dollar amount set by the Investment Adviser as available for trading the AHL Futures Strategy. The Investment Adviser will use the trading level to determine the notional value of positions taken pursuant to the AHL Futures Strategy. The trading level will consist of the amount the Fund places with a broker as margin for positions within the AHL Futures Strategy plus a portion of the notional value of these positions and will not change as a result of daily fluctuations in the AHL Futures Strategy. As such, the trading level will always be an amount substantially lower than the notional value of the positions taken in the AHL Futures Strategy. The Investment Adviser will reset the trading level monthly based on the relative performance of the U.S. QLS Strategy and the AHL Futures Strategy. The Fund's Board will oversee and review the trading level set by the Investment Adviser on a periodic basis. The trading level of the AHL Futures Strategy will not exceed 20% of the Fund's total managed assets.

      Common Shareholders should note that the Investment Adviser may earn substantial fees attributable to the inclusion of the Fund's AHL Futures Strategy trading level in the calculation of total managed assets even if such investments are not profitable to the Fund.

      THE METHOD OF CALCULATING THE INVESTMENT ADVISER'S MANAGEMENT FEE IS DIFFERENT FROM THE WAY SOME CLOSED-END INVESTMENT COMPANIES TYPICALLY CALCULATE MANAGEMENT FEES. Traditionally, closed-end investment companies calculate management fees based on a measure of assets that would not include the trading level of the Fund's derivative positions. The Fund's fee is calculated differently because the Fund's leverage strategy is, in part, different from the leverage strategy employed by many other closed-end investment companies. Although the Fund expects to obtain leverage through the use of borrowings, it also expects to make substantial use of derivative contracts in its AHL Futures Strategy for leverage purposes rather than relying exclusively on borrowings or on other traditional forms of leverage used by many closed-end investment companies (such as issuing preferred stock). The Investment Adviser's fee would be lower if its fee was calculated in the more traditional fashion because it would not earn fees on the trading level of the AHL Futures Strategy. As a result, the Investment Adviser will benefit as the Fund incurs indebtedness, issues preferred stock or engages in derivative transactions in its AHL Futures Strategy.

      The Investment Adviser, in coordination with the custodian, has implemented compliance monitoring systems to accurately track the trading level of the AHL Futures Strategy for purposes of determining total managed assets in calculating the management fee. This monitoring function is overseen by the Fund's Chief Compliance Officer and is designed, implemented and monitored separately from portfolio management functions. In addition, the Investment Adviser will monitor the Fund's use of leverage through derivative contracts for continued appropriateness. The Fund's Board will be provided with periodic reports concerning the Fund's use of leverage, including the types and amounts utilized and the impact upon returns to Common Shareholders.

      The Investment Management Agreement provides that the Investment Adviser shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Investment Management Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by the Investment Adviser of its obligations and duties under the Investment Management Agreement.

      The Investment Management Agreement will remain in effect for an initial term ending [ ], [2009] (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Fund's Board of Trustees or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the independent trustees who are not parties to such contract or agreement. The Investment Management Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 90 days' written notice by the Investment Adviser.

      Under a separate agreement between the Investment Adviser and the Fund, the Investment Adviser has granted a license to the Fund to utilize the name "Man."

      In reviewing the terms of the Investment Management Agreement and in discussions with the Investment Adviser concerning the Investment Management Agreement, the Trustees of the Fund who are not "interested persons" of the Investment Adviser are represented by independent counsel at the Fund's expense.

      Officers and employees of the Investment Adviser from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Investment Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

SUB-ADVISER AND SUB-ADVISORY AGREEMENT

      Tykhe Capital LLC ("Tykhe" or the "Sub-Adviser") acts as the Fund's Sub-Adviser for the U.S. QLS Strategy pursuant to a sub-advisory agreement with the Adviser (the "Sub-Advisory Agreement"), and is responsible for the day-to-day management of approximately 80% to 85% of the Fund's total managed assets. Tykhe is a Delaware limited liability company and is registered with the SEC as an investment adviser under the Advisers Act. Tykhe managed approximately $[ ] in assets as of [ ], 2007.

      Pursuant to the Sub-Advisory Agreement, Tykhe, under the oversight of the Fund's Board of Trustees and the supervision of the Investment Adviser, provides a continuous investment program for a portion of the Fund's portfolio, provides investment research and makes and executes recommendations for the purchase and sale of securities. The Investment Adviser will compensate Tykhe for such services out of the management fee paid by the Fund to the Investment Adviser pursuant to the Investment Management Agreement.

      The Sub-Advisory Agreement provides that Tykhe will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Tykhe in the performance of its duties or from reckless disregard by Tykhe of its obligations and duties under the Sub-Advisory Agreement.

      The Sub-Advisory Agreement for the Fund will remain in effect until [ ], 2009, unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect through [ ], 2009, and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees, including a majority of trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, or (b) by a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement may be terminated at any time upon [60] days' notice by the Investment Adviser or by the Board of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon its assignment or upon termination of the Investment Management Agreement.

      Tykhe may terminate the Sub-Advisory Agreement for the Fund upon [60] days' notice to the Investment Adviser. Tykhe may also exercise its rights to terminate the Sub-Advisory Agreement if the Fund converts to an open-end fund.

COMPENSATION OF PORTFOLIO MANAGERS

      MAN'S COMPENSATION STRUCTURE AND METHOD TO DETERMINE COMPENSATION. Portfolio managers at the Investment Adviser are compensated through a number of different methods. First, a base salary is paid to all of the portfolio managers. Secondly, an objective related bonus, which is generally determined as a percentage of the base salary, is paid twice per year and reflects the level of achievement the portfolio manager has made regarding the investment activities of the Investment Adviser in respect of its accounts for that period. Third, each portfolio manager is eligible to receive an annual bonus which is based upon the profitability of the Investment Adviser, the Man Investments division of Man Group plc and Man Group plc as a whole. Portfolio managers are also typically invited to participate in a co-investment program which provides for a matching grant of equity (as described below) subject to a four-year vesting period. Portfolio managers who participate in the co-investment program generally receive a matching grant of equity at a four-to-one level in the form of Man Group plc stock but can elect to have up to 50% of the matching amount instead be invested in an investment vehicle linked to the performance of the Fund. There are no other special compensation schemes for the portfolio managers.

      TYKHE'S COMPENSATION STRUCTURE AND METHOD TO DETERMINE COMPENSATION. [TO BE PROVIDED BY AMENDMENT]

      The portfolio managers of the Fund are Michael Lozowski of the Investment Adviser and Ross Garon, Y. Thomas Ku, Dr. Xiaolei Zhu and Dr. Steven Lin of Tykhe. The following table identifies the Fund's portfolio managers, their role in managing the portfolio and their length of investment experience and business experience over the last five years.

 NAME & TITLE            LENGTH OF INVESTMENT        BUSINESS EXPERIENCE
------------------------------------------------------------------------
                              EXPERIENCE
------------------------------------------------------------------------
 Michael Lozowski
 Ross Garon
 Y. Thomas Ku
 Dr. Xiaolei Zhu
 Dr. Steven Lin

      This information is provided as of [            ], 2007.

FUND OWNERSHIP OF PORTFOLIO MANAGERS

      The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund's portfolio management team in the Fund, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation
plans. This information is provided as of [            ], 2007.

NAME OF PORTFOLIO MANAGER       DOLLAR RANGE OF FUND     DOLLAR RANGE OF MAN
                                   SHARES OWNED           FUND SHARES OWNED
-------------------------------------------------------------------------------
Michael Lozowski
Ross Garon
Y. Thomas Ku
Dr. Xiaolei Zhu
Dr. Steven Lin

      None of the portfolio managers beneficially owned shares of the Fund as of the date of this SAI.

CONFLICTS OF INTEREST

      In addition to managing the assets of the Fund, the Fund's portfolio managers may have responsibility for managing other client accounts of the Investment Adviser, Sub-Adviser or their affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of [ ], 2007.

OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:

NAME OF                                                    NUMBER OF
PORTFOLIO             NUMBER OF      TOTAL ASSETS OF      INVESTMENT       TOTAL ASSETS OF
MANAGER               REGISTERED       REGISTERED         COMPANIES WITH    PERFORMANCE-
                      INVESTMENT       INVESTMENT         PERFORMANCE-        BASED FEE
                      COMPANIES        COMPANIES            BASED FEE         ACCOUNTS
--------------------------------------------------------------------------------------------

Michael Lozowski
Ross Garon

Y. Thomas Ku
Dr. Xiaolei Zhu
Dr. Steven Lin

OTHER POOLED INVESTMENT VEHICLES MANAGED:

                                                              NUMBER OF POOLED
                                                                INVESTMENT       TOTAL ASSETS OF
NAME OF                NUMBER OF POOLED    TOTAL ASSETS OF    VEHICLES WITH       PERFORMANCE-
PORTFOLIO               INVESTMENT       POOLED INVESTMENT     PERFORMANCE-        BASED FEE
MANAGER                  VEHICLES           VEHICLES            BASED FEE           ACCOUNTS
------------------------------------------------------------------------------------------------
Michael Lozowski
Ross Garon
Y. Thomas Ku
Dr. Xiaolei Zhu
Dr. Steven Lin

OTHER ACCOUNTS MANAGED:


                                                            NUMBER OF OTHER      TOTAL ASSETS OF
NAME OF                                                      ACCOUNTS WITH        PERFORMANCE-
PORTFOLIO              NUMBER OF         TOTAL ASSETS OF      PERFORMANCE-         BASED FEE
MANAGER               OTHER ACCOUNTS     OTHER ACCOUNTS        BASED FEE           ACCOUNTS
------------------------------------------------------------------------------------------------
Michael Lozowski
Ross Garon
Y. Thomas Ku
Dr. Xiaolei Zhu
Dr. Steven Lin

      It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts for which the Fund manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

ADMINISTRATOR

      The Fund has retained [                   ] (the "Administrator") to
provide certain administrative services to the Fund. Under the terms of the administration agreement with the Fund ("Administrative Services Agreement"), the Administrator provides certain administrative services to the Fund, including, among others: providing support services and personnel as necessary to provide such services to the Fund; preparing or assisting in the preparation of various reports, assisting in the communications and regulatory filings of the Fund; monitoring the Fund's compliance with federal and state regulatory requirements (other than those relating to investment compliance); coordinating and organizing meetings of the Board and meetings of Common Shareholders and preparing related materials; and maintaining and preserving certain books and records of the Fund. The principal business address of the Administrator is
[      ].

      The Administrator is paid a monthly administration fee (the
"Administration Fee") that is not expected to exceed [    ]% (on an annualized
basis) of the Fund's average daily [net/total managed] assets.

      Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. The Administrator provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files registration statements of the Fund; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

CODES OF ETHICS

      The Fund, the Adviser and the Sub-Adviser have each adopted Codes of Ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Fund, employees of the Adviser and the Sub-Adviser are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

      The Codes of Ethics may be inspected or obtained from the SEC's public reference room. See "Additional Information" at page [ ].

                            FUND SERVICE PROVIDERS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      [                     ], is the independent registered public accounting
firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

LEGAL COUNSEL

      Kirkpatrick & Lockhart Preston Gates Ellis LLP, One Lincoln Street, Boston, Massachusetts 02111, serves as legal counsel to the Fund and its Independent Trustees.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

      [     ] (the "Custodian") serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities
transactions.  [         ] is located at [                            ].

      [     ], serves as the dividend-disbursing agent and transfer agent for
the Fund.  Pursuant to a sub-transfer agency agreement between [  ] and [    ],
[            ]  has delegated certain transfer agent and dividend paying agent functions to [  ].  The costs and expenses of such delegation are born by
[            ], not by the Fund.  [         ] is located at [           ].

                          PORTFOLIO TRANSACTIONS

      Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Man as the Fund's Investment Adviser or Tykhe as the Sub-Adviser. As used below, "Adviser" refers to Man and Tykhe, as applicable.

      The policy of the Adviser in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date;

the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Adviser routinely reviews commission rates, execution and settlement services performed.

      Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.

      Transactions in fixed income and other over-the-counter securities are generally placed by the Adviser with the principal market makers for these securities unless the Adviser reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

      The Adviser is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. Currently, the Adviser negotiates agreements with its brokers on a "best execution" basis and does not generally engage in any "soft dollar" arrangements. However, the Adviser may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Adviser's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Adviser may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives. To the extent consistent with the interpretations of Section 28(e) of the 1934 Act, the Adviser may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Adviser to facilitate trading activity with those broker-dealers.

      Research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Adviser in providing services to clients other than the Fund making the trade, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker-dealers through which other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to the Fund.

      The Adviser will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

      Investment decisions for the Fund and for other investment accounts managed by the Adviser are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

      The simultaneous management of long and short portfolios creates potential conflicts of interest, including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Adviser has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest.

      In accordance with applicable law, [                     ] or one of its
affiliates (or in the case of the Adviser, one of its affiliates) may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Adviser, and, in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

                                 DIVIDENDS

      Commencing with the first dividend, the Fund intends to distribute all or substantially all of its net investment income quarterly to holders of common shares. The Fund expects to declare its initial quarterly dividend within 90 days and pay its initial quarterly dividend within 120 days after the completion of this offering, depending upon market conditions. Dividends and distributions may be payable in cash or common shares, with the option to receive shares in lieu of cash. The Fund may at times, in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to holders of common shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders. The amount of quarterly distributions may vary depending on a number of factors, including the costs of any leverage. As portfolio and market conditions change, the amount of dividends on the Fund's Common Shares could change. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential excise tax. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain, as each term is defined in the Internal Revenue Code of 1986, as amended (the "Code").

      Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

      While any preferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accumulated preferred dividends have been paid and
(ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

      In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on common shares in the event of a default on the Fund's borrowings. If the Fund's ability to make distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders.

                      U.S. FEDERAL INCOME TAX MATTERS

      The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of common shares of the Fund. This discussion only addresses U.S. federal income tax consequences to shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively and could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS BEFORE MAKING AN INVESTMENT IN THE FUND TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES AS WELL AS THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

      TAXATION OF THE FUND. The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed as described below) to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (collectively, the "90% income test"). In addition to the 90% income test, the Fund must also diversify its holdings (commonly referred to as the "asset test") so that, at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or of one or more qualified publicly traded partnerships.

      If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (i.e., the excess of net long-term capital gains over net short-term capital losses), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently a maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax generally on a portion of its undistributed ordinary income for any calendar year and capital gains for the one-year period ending October 31 in such calendar year if it fails to meet certain distribution requirements with respect to such calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund's ordinary income (computed on a calendar year basis), plus 98% of the Fund's capital gain net income (generally computed for the one-year period ending on October 31). The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and, therefore, under normal circumstances, does not expect to be subject to this excise tax.

      If the Fund utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions could potentially limit or eliminate the Fund's ability to make distributions on its common stock until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund's qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

      If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally would be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, as discussed below, and non-corporate shareholders of the Fund generally would be able to treat such distributions as "qualified dividend income" under Section 1(h)(11) of the Code for taxable years beginning on or prior to December 31, 2010, as discussed below, provided in each case that certain holding period and other requirements are satisfied.

      A portion of the Fund's AHL Futures Strategy will be conducted through a wholly-owned subsidiary of the Fund, organized under the laws of the Cayman Islands (the "Offshore Corporation"). For U.S. federal income tax purposes, the Offshore Corporation will be a "controlled foreign corporation," as defined in
Section 957 of the Code ("CFC"), of which the Fund is a "United States shareholder," defined in Section 951(b) of the Code. As a result, the Fund will be required to include in income, as ordinary income, all or substantially all of the Offshore Corporation's income, regardless of whether the Offshore Corporation makes any distributions (such income inclusions, "Subpart F inclusions"). The Fund expects that its investment in, and its Subpart F inclusions with respect to, the Offshore Corporation will satisfy the asset diversification and qualifying income requirements necessary for the Fund to qualify as a "regulated investment company" under the Code.

      The Fund intends to cause the Offshore Company to make distributions each year equal to the amount of the Fund's Subpart F inclusions with respect to the Offshore Company for such year. The income recognized by the Offshore Corporation, and thus the Fund's Subpart F inclusion, may exceed the Offshore Corporation's distributable cash in any taxable year. In particular, the Offshore Corporation is expected to hold "Section 1256 contracts," as defined in the Code, which it must mark to market (i.e., treat as having sold for fair market value) for U.S. federal income tax purposes at the end of each taxable year. To the extent that the Offshore Company did not make a corresponding distribution in any taxable year, it is possible that the Fund's Subpart F inclusion for such taxable year would not constitute qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company for U.S. federal income tax purposes for such taxable year. Although the IRS has issued a private letter ruling to another regulated investment company concluding that such Subpart F inclusions would constitute qualifying income, the Fund does not intend to obtain a private letter ruling from the IRS. In addition, as a consequence of Subpart F inclusions with respect to the Offshore Corporation, the Fund may be required to sell investments or to borrow in order to make sufficient distributions to avoid being subject to U.S. federal income tax or excise tax.

      TAXATION OF OFFSHORE CORPORATION. Generally, a non-U.S. corporation that derives U.S. source income or gain from investing or engaging in a U.S. business is taxable on two categories of income. The first category consists of amounts that are fixed or determinable, annual or periodical income, such as interest, dividends and rent that are not connected with the operation of a U.S. trade or business ("FDAP"). The second category is income that is effectively connected with the conduct of a U.S. trade or business ("ECI"). FDAP (other than interest that is considered "portfolio interest") is generally subject to a 30% withholding tax on the gross amount of the payments received. In contrast, ECI is generally subject to U.S. tax on a net basis at graduated corporate income tax rates upon the filing of a U.S. tax return, as well as an additional branch profits tax.

      Section 864(b)(2) of the Code, provides a safe harbor pursuant to which a foreign entity that engages in the United States in trading securities or commodities for its own account will not be deemed to be engaged in a U.S. trade or business. The safe harbor for commodities trading, however, only applies if the commodities are of a kind customarily dealt in on an organized commodity exchange and if the transaction is of a kind customarily consummated on such an exchange. Moreover, the safe harbor does not apply to a dealer in securities or commodities. The Offshore Corporation intends generally to conduct its activities in a manner so as to meet the requirements of this safe harbor, although certain precious metal contracts that are part of the AHL Futures Strategy may not qualify for the safe harbor. If the activities are conducted in a manner meeting the requirements of the safe harbor, the Offshore Corporation's commodities futures trading activities will not constitute a U.S. trade or business, and the Offshore Corporation generally should not be subject to U.S. federal income tax on its trading profits.

      Assuming that the Offshore Corporation is not treated as engaging in a U.S. trade or business, the Offshore Corporation will not be subject to any U.S. federal income tax on capital gains recognized in connection with its futures trading program. To the extent that the Offshore Corporation trades regulated futures contracts that are considered "1256 contracts" its profits will be treated as a combination of short-term and long-term capital gain. To the extent the Offshore Corporation receives U.S. source FDAP that is not ECI, the Offshore Corporation will be subject to the 30% withholding tax with respect to such FDAP except to the extent such FDAP consists of "portfolio interest."

      DISTRIBUTIONS. Certain distributions by the Fund, if any, may qualify for the dividends received deduction available to corporate shareholders under
Section 243 of the Code, subject to certain holding period and other requirements, but generally only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations (other than REITs).

      Distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Under Section 1(h)(11) of the Code, for taxable years beginning on or before December 31, 2010, qualified dividend income, if any, received by non-corporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which currently reach a maximum of 15%. "Qualified dividend income" generally includes dividends from certain domestic corporations and dividends from "qualified foreign corporations," although dividends paid by REITs will not generally qualify as qualified dividend income. For these purposes, a "qualified foreign corporation" is a foreign corporation (i) that is incorporated in a possession of the United States or is eligible for benefits under a qualifying income tax treaty with the United States, or (ii) whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A qualified foreign corporation does not include a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company," as defined in the Code. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders to the extent of the aggregate dividends received by the Fund. For the Fund to receive qualified dividend income, the Fund must meet certain holding period requirements for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. If the Fund lends portfolio securities, amounts received by the Fund that are the equivalent of the dividends paid by the issuer on the securities lent will not be eligible for qualified dividend income treatment. The same provisions, including the holding period requirements, apply to each shareholder's investment in the Fund. For taxable years beginning after December 31, 2010, "qualified dividend income" will no longer be taxed at the rates applicable to long-term capital gains, but rather will be taxed at ordinary income tax rates, which currently reach a maximum rate of 35% for individuals, unless Congress enacts legislation providing otherwise.

      Distributions of net capital gain, if any, are taxable at long-term capital gain rates for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder's basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his, her or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of such shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to the shareholders annually.

      A Common Shareholder may elect to have all dividends and distributions automatically reinvested in shares of common shares of the Fund pursuant to the Automatic Dividend Reinvestment and Cash Purchase Plan (the "Plan"). If a Common Shareholder does not elect to participate in the Plan, such Common Shareholder will receive distributions in cash. For U.S. federal income tax purposes, all dividends are generally taxable regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

      The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long- term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the difference between the amount of undistributed net capital gain included in the shareholder's gross income and the federal income tax deemed paid by the shareholders.

      Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

      At the time of an investor's purchase of the Fund's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment. Investors should consider the tax implications of purchasing shares just prior to a distribution.

      The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income (e.g., ordinary income and net capital gains). Consequently, if both common stock and preferred stock are outstanding, the Fund intends to designate distributions made to each class of particular types of income in accordance with each class' proportionate shares of such income.
Thus, the Fund will designate, to the extent applicable, dividends qualifying for the corporate dividends received deduction (if any), income not qualifying for the dividends received deduction, "qualified dividend income," ordinary income and net capital gain in a manner that allocates such income between the holders of common stock and preferred stock in proportion to the total dividends distributed to each class during or for the taxable year, or otherwise as required by applicable law. However, for purposes of determining whether distributions are out of the Fund's current or accumulated earnings and profits, the Fund's earnings and profits will be allocated first to the Fund's preferred stock, if any, and then to the Fund's common stock. In such a case, since the Fund's current and accumulated earnings and profits will first be used to pay dividends on the preferred stock, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common stock.

      THE FUND'S INCOME. Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.

      If the Fund acquires any equity interest (generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse federal income tax consequences, but (i) one such election would require the Fund to recognize taxable income or gain (which would be subject to tax distribution requirements) entirely as ordinary income without the concurrent receipt of cash and (ii) the other such election would require the Fund to recognize taxable income or gain (which would be subject to tax distribution requirements) without the concurrent receipt of cash and would also require the foreign corporation to provide the Fund with certain information necessary for such treatment, which such foreign corporation may or may not provide. In that case, the Fund may be required to sell investments or to borrow in order to make sufficient distributions to avoid being subject to U.S. federal income tax or excise tax. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

      The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

      If the Fund invests in certain positions such as pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

      The Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain or loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. In addition, certain Fund investments may produce income that will not qualify for the 90% income test. The Fund will monitor its investments and transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes, if possible.

      The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be able to include such taxes in their gross income and will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns.

      SALES OR OTHER DISPOSITIONS OF FUND SHARES. Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to federal income tax. Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale or exchange for federal income tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions. Generally, gain or loss will be equal to the difference between the amount of cash and the fair market value of other property received (including securities distributed by the Fund) and the shareholder's adjusted tax basis in the shares sold or exchanged. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year at the time of such disposition. Otherwise, the gain or loss on the taxable disposition of the Fund's shares will be treated as short-term capital gain or loss. However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales. Long-term capital gain rates of non-corporate shareholders have been reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2010. For taxable years beginning after December 31, 2010, the maximum non-corporate tax rate on long term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. The ability to deduct capital losses may be subject to limitations. In addition, losses on sales or other dispositions of shares may be disallowed under the "wash sale" rules in the event a shareholder acquires substantially identical shares (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.

      From time to time, the Fund may repurchase its shares. Shareholders who tender all shares held, and those considered to be held (through attribution rules contained in the Code), by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its shares (including those considered held through attribution), such shareholder may be treated as having received a taxable dividend upon the tender of its shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of shares, the Fund will be required to make additional distributions to its shareholders.

      BACKUP WITHHOLDING. Federal law requires that the Fund withhold, as "backup withholding," at a current rate of 28% of reportable payments (including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund's stock) made to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on a separate IRS Form W-9, that the Social Security Number or other TIN they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the shareholder's U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

      TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual shareholder, S corporation or trust or $10 million or more in a single taxable year (or $20 million or more in any combination of years) for a shareholder who is a C corporation, such shareholder will generally be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are generally excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

      FOREIGN SHAREHOLDERS. A foreign shareholder is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership, or a foreign estate or trust. This disclosure assumes that a foreign shareholder's ownership of Shares in the Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States. A distribution of the Fund's net investment income (other than a distribution of qualified interest income) to a foreign shareholder will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a foreign shareholder will be required to provide an IRS Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

      In general, a foreign shareholder generally will not be subject to U.S. federal income tax with respect to gain on the sale or redemption of shares of the Fund, distributions from the Fund of either net long-term capital gains or net short-term capital gains, distributions from the Fund of qualified interest income, or amounts retained by the Fund that are designated as undistributed capital gains. If the Fund is a United States real property holding corporation for U.S. federal income tax purposes, however, an exception to this general rule will apply to any distribution of gain from the Fund's sale or other disposition of a U.S. real property interest that is made prior to December 31, 2007, to any foreign shareholder that has owned more than 5% of the relevant class of the Fund's shares at any time during the one-year period ending on the date of the distribution. Any such distribution will be subject to withholding tax, and the foreign shareholder receiving the distribution will be required to file a U.S. federal income tax return. This exception will continue to apply after January 1, 2008 with respect to any distribution by the Fund to a foreign shareholder which is attributable to a distribution to the Fund from a REIT.

      In the case of a foreign shareholder who is a nonresident alien individual, gain arising from the sale or redemption of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund that are designated as undistributed capital gains ordinarily will be subject to U.S. income tax at a rate of 30% if such individual is present in the United States for 183 days or more during the taxable year and, in the case of gain arising from the sale or redemption of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the shareholder in the United States or the shareholder has a tax home in the United States.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisor with respect to the particular tax consequences to them of investment in the Fund.

      STATE, LOCAL AND FOREIGN TAXES. In addition to federal income taxes, shareholders of the Fund may be subject to state, local or foreign taxes on distributions from the Fund and on repurchases or redemptions of Shares. Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Fund and repurchases or redemptions of Shares in their own states and localities.

                           TRUSTEES AND OFFICERS

      The following table presents certain information regarding the Trustees
and Officers of the Fund as of [               ], 2007. Each individual's age is
set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Man Investments (USA) Corp., 123 N. Wacker Drive, 28th Floor, Chicago, IL 60606. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms. The initial terms of the first, second and third classes of trustees will expire at the first, second and third annual meetings of shareholders, respectively, and, in each case, until their successors are duly elected and qualify, or until a director sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund. Upon expiration of their initial terms, trustees of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting one class of trustees will be elected by the shareholders.

[INDEPENDENT TRUSTEE INFORMATION IN REQUIRED TABULAR FORMAT TO BE ADDED BY AMENDMENT UPON ELECTION OF FULL BOARD OF TRUSTEES]

TRUSTEES
NAME, AGE, POSITION(S) HELD WITH THE FUND       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS         NUMBER OF
AND LENGTH OF TIME SERVED[(1)]                        AND OTHER DIRECTORSHIPS HELD                FUNDS IN MAN
                                                                                                  FUND COMPLEX
                                                                                                   OVERSEEN
---------------------------------------------------------------------------------------------------------------
JOHN M. KELLY, 60, President and Chief          Sale and marketing of hedge funds for the             4
Executive Officer, Since May 16, 2007           Man Investments Division of Man Group plc

STEVEN ZORIC, 36, Chief Compliance              Head of U.S. Legal and Compliance,                    1
Officer and Secretary, Since May 16,            Investments Division of Man Group plc;
2007                                            Associate, Katten Muchin Rosenman (law)
                                                (April 1997 to October 1999, August 2000
                                                to July 2001); Futures and Commodities
                                                Compliance Manager, Morgan Stanley and Co.
                                                Inc. (Nov. 1999 to July 2000)

----------------

(1)  Length of time served represents the date that each Trustee was first elected to the Board of Trustees. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of the Fund.

(2)  As a result of their respective positions held with the Investment Adviser, these individuals are considered "interested persons" of the Investment Adviser within the meaning of the 1940 Act. Such persons receive no compensation from the Fund.


      TRUSTEE RESPONSIBILITIES. The officers of the Fund manage its day-to-day operations under the direction of the Fund's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Fund's Board members are not "interested persons" of the Investment Adviser, Sub-Adviser, or principal underwriters.

      The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

      BOARD COMMITTEES. [The Board of Trustees of the Fund has several standing Committees, including the Contracts Committee, the Audit Committee, and the Valuation Committee. Each such Committee is comprised of only Independent Trustees.]

      Ms. [          ] (Chair) and Messrs. [         ], [             ], [    ],
and [           ] are members of the Contracts Committee of the Board of
Trustees of the Fund. The purpose of the Contracts Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; and (ii) any and all other matters in which any of the Fund service providers (including Man or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, or investors therein.

      [Messrs. [             ] (Chair), [        ], [          ], [        ] and
Ms. [        ] are members of the Audit Committee of the Board of Trustees of
the Fund. The Board of Trustees has designated Messrs. [        ], [        ]
and [        ], each an Independent Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of the Fund.]

      [Messrs. [        ] (Chair), [        ], [        ], [        ] and [    ]
are currently members of the Valuation Committee of the Board of Trustees of the Fund. The purposes of the Valuation Committee are to: (i) periodically review the Fund's procedures for valuing securities, and making any recommendations to the Board of Trustees with respect thereto; (ii) review proposed changes to those procedures; (iii) periodically review information regarding industry developments in connection with valuation; and (iv) periodically review information regarding fair value determinations made pursuant to the procedures, and make recommendations to the full Board in connection therewith.

      [As of the date of this SAI, the Contracts Committee has met [      ], the
Audit Committee has met [        ] and the Valuation Committee has [        ].]

      The Fund's shareholder reports will contain information regarding the basis for the Trustees' approval of the Investment Management Agreement and the Sub- Advisory Agreement.

      REMUNERATION. Each Trustee who is not an interested person of the Investment Adviser or Sub-Adviser receives an annual base retainer, paid quarterly, and, as applicable, additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. Some of the Trustees serve as board members of various other funds advised by the Investment Adviser. The Investment Adviser supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

      Members of the Board of Trustees who are officers, trustees, employees or stockholders of the Investment Adviser or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Investment Adviser, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation of each Trustee from the Fund estimated for the current
fiscal year ending [           ], 2007 and aggregate compensation received by
each Trustee from the Man fund complex during the calendar year 2006.

NAME OF        AGGREGATE    PENSION OR RETIREMENT   ESTIMATED ANNUAL   TOTAL COMPENSATION
TRUSTEE      COMPENSATION    BENEFITS ACCRUED AS     BENEFITS UPON      PAID TO TRUSTEES
              FROM FUND     PART OF FUND EXPENSES      RETIREMENT         FROM MAN FUND
                                                                          COMPLEX (3)(4)
---------------------------------------------------                    --------------------





_______________________


     TRUSTEE FUND OWNERSHIP. [The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Man Funds overseen by the Trustee as of December 31, 2006. None of the Trustees own shares of the Fund since the Fund has not commenced operations.]


NAME OF                DOLLAR RANGE OF FUND              AGGREGATE DOLLAR RANGE OF SECURITIES
TRUSTEE               SHARES OWNED IN THE FUND            OWNED IN ALL FUNDS IN THE MAN FUND
                                                             COMPLEX OVERSEEN BY TRUSTEE
----------------------------------------------------------------------------------------------




__________________

                            PROXY VOTING POLICY

      PROXY VOTING POLICY. The Fund is subject to the Tykhe Proxy Voting Policy and Procedures, pursuant to which the Trustees have delegated proxy voting responsibility to the Sub-Adviser and adopted the Sub-Adviser's proxy voting policies and procedures (the "Policies") which are attached as Appendix A to this SAI. The Trustees will review the Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the Sub-Adviser or any of its affiliates or any affiliate of the Fund, the Sub-Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund, except as contemplated under the Fund Policy. The Board's Contracts Committee will instruct the Sub-Adviser on the appropriate course of action. The Fund's and the Sub-Adviser's Proxy Voting Policies and Procedures are attached as Appendix A to this SAI.

      Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended [June 30, 2008] will be available (1) without
charge, upon request, by calling [            ], and (2) on the SEC's website at
http://www.sec.gov.

                            ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

      The Registration Statement and the Codes of Ethics may be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the Securities and Exchange Commission's Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. The Registration Statement and the Codes of Ethics also may be available on the Edgar Database on the Securities and Exchange Commission's Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: Securities and Exchange Commission's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549. This reference to the website does not incorporate the contents of the website into this Prospectus.

         STATEMENT OF ASSETS AND LIABILITIES AND REPORT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[TO BE ADDED BY AMENDMENT]

                         MAN DUAL ABSOLUTE RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES
AS OF [                    ], 2007

[TO BE ADDED BY AMENDMENT]

        [APPENDIX A: TYKHE PROXY VOTING POLICIES AND PROCEDURES]

[TO BE ADDED BY AMENDMENT]

                                     PART C

                                OTHER INFORMATION

ITEM 25.    FINANCIAL STATEMENTS AND EXHIBITS

(1)   FINANCIAL STATEMENTS:

      Included in Part A:
      Not applicable.

      Included in Part B:
      Report of Independent Registered Public Accounting Firm*
      Statement of Assets and Liabilities*
      Notes to Financial Statement*

----------------------------
*To be added by amendment.

(2)   EXHIBITS:

      (a) Agreement and Declaration of Trust dated May 16, 2007 filed herewith.

      (b) By-Laws filed herewith.

      (c) Not applicable.

      (d) Form of Specimen Certificate for Common Shares of Beneficial Interest to be filed by amendment.

      (e) Form of Dividend Reinvestment Plan to be filed by amendment.

      (f) Not applicable.

      (g) (1) Form of Investment Advisory Agreement dated ________, 2007, to be filed by amendment.

          (2) Form of Sub-Advisory Agreement with Tykhe Capital LLC dated ____________, 2007, to be filed by amendment.

      (h) (1) Form of Underwriting Agreement to be filed by amendment.

          (2) Form of Master Agreement Among Underwriters to be filed by amendment.

          (3) Form of Master Selected Dealers Agreement to be filed by amendment.

      (i) Not applicable.

      (j) (1) Custodian Agreement dated ______________, 2007 to be filed by amendment.

          (2) Escrow Agreement dated ______________, 2007 to be filed by amendment.

      (k) (1) Transfer Agency and Services Agreement dated ___________, 2007 to be filed by amendment.

          (2) Form of Administration Agreement dated _______________, 2007 to be filed by amendment.

          (3) Organizational and Expense Reimbursement Agreement to be filed by amendment.

          (4) Form of Structuring Fee Agreement to be filed by amendment.

      (l) Opinion and Consent of Kirkpatrick & Lockhart Preston Gates Ellis LLP as to Registrant's Common Shares to be filed by amendment.

      (m) Not applicable.

      (n) Consent of Independent Registered Public Accounting Firm to be filed by amendment.

      (o) Not applicable.

      (p) Subscription Agreement with Man Investments (USA) Corp. to be filed by amendment.

      (q) Not applicable.

      (r) (1) Code of Ethics adopted by Man Investments (USA) Corp. to be filed by amendment.

          (2) Code of Ethics adopted by Tykhe Capital LLC to be filed by amendment.

      (s) Power of Attorney dated ____________, 2007 to be filed by amendment.

ITEM 26.    MARKETING ARRANGEMENTS

      See Form of Underwriting Agreement to be filed by amendment.

ITEM 27.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees
National Association of Securities Dealers, Inc. Fees        $_________________

New York Stock Exchange Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses
                                                             ================
Total                                                        $_________________

ITEM 28.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

      None.

ITEM 29.    NUMBER OF HOLDERS OF SECURITIES

      Set forth below is the number of record holders as of May 23, 2007, of each class of securities of the Registrant:

Title of Class                                       Number of Record Holders
--------------                                       ------------------------
Common Shares of Beneficial                                     0
interest, par value $0.01 per share

ITEM 30.    INDEMNIFICATION

      The Registrant's By-Laws filed herewith contain, and the form of Underwriting Agreement to be filed by amendment is expected to contain, provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

      Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      Reference is made to: (i) the information set forth under the caption "Management of the Fund" in the Statement of Additional Information; and (ii) the Form ADV of Man Investments (USA) Corp. (File No. 801-65385) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32.    LOCATION OF ACCOUNTS AND RECORDS

        All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the
Registrant's  custodian, [             ], [ADDRESS], and  its transfer agent,
[              ], [ADDRESS], with the  exception of certain  corporate documents and portfolio trading documents which are in the possession and custody of the Registrant's adviser, Man Investments (USA) Corp., 123 N. Wacker Drive, 28th Floor, Chicago, Illinois, 60606, telephone number (800) 838-0232, and its sub-adviser, Tykhe Capital LLC, 330 Madison Avenue, Floor 35, New York, New York, 10017, telephone number (212) 342-8000. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Man Investments (USA) Corp.

ITEM 33.    MANAGEMENT SERVICES

      Not applicable.

ITEM 34.    UNDERTAKINGS

      1.    Not applicable.

      2.    Not applicable.

      3.    Not applicable.

      4.    Not applicable.

      5.    The Registrant undertakes that:

            a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

            b. for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                     NOTICE

      A copy of the Agreement and Declaration of Trust of Man Dual Absolute Return Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Chicago, Illinois, on the 23rd day of May 2007.



                            MAN DUAL ABSOLUTE RETURN FUND


                              By:   /s/ John M. Kelly
                                    -----------------------
                                    John M. Kelly
                                    President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature               Title                                     Date
----------------------- ---------------------------------------   --------------


/s/ John M. Kelly       Trustee, President and Chief              May 23, 2007
-----------------       Executive Officer
John M. Kelly

/s/ Alicia Derrah       Treasurer (and Principal Financial        May 23, 2007
-----------------       and Accounting Officer)
Alicia Derrah


/s/ Steven Zoric        Trustee                                   May 23, 2007
----------------
Steven Zoric

                                INDEX TO EXHIBITS

(a)   Agreement and Declaration of Trust dated May 16, 2007

(b)   By-Laws